       As filed with the Securities and Exchange Commission on November 29, 2004
                                      Investment Company Act File No.  811-21679
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       / /                      Amendment No. ____

                                   ----------

                             UM Investment Trust II
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                                522 Fifth Avenue
                               New York, NY 10036
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (888) 202-3981

                                  Wayne H. Chan
                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                            New York, New York 10036
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    COPY TO:
                         John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10025

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may generally only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares in the Registrant or any series thereof.

================================================================================

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                             UM INVESTMENT TRUST II

                              Cross Reference Sheet

                           Items required by Form N-2

PART A

ITEM NO.      REGISTRATION STATEMENT CAPTION               CAPTION IN PART A
1.            Outside Front Cover                          Not Required

2.            Cover Pages; Other Offering Information      Not Required

3.            Fee Table and Synopsis                       Fee Table

4.            Financial Highlights                         Not Required

5.            Plan of Distribution                         Not Required

6.            Selling Shareholders                         Not Required

7.            Use of Proceeds                              Not Required

8.            General Description of the Registrant        General Description of the Registrant

9.            Management                                   Management

10.           Capital Stock, Long-Term Debt, and Other     Capital Stock, Long-Term Debt, and Other Securities
              Securities

11.           Defaults and Arrears on Senior Securities    Not Applicable

12.           Legal Proceedings                            Legal Proceedings

13.           Table of Contents of Part B                  Table of Contents of Part B

PART B

ITEM NO.      REGISTRATION STATEMENT CAPTION               CAPTION IN PART B
14.           Cover Page                                   Cover Page

15.           Table of Contents                            Table of Contents

16.           General Information and History              Not Applicable

17.           Investment Objectives and Policies           Investment Objectives and Policies

18.           Management                                   Management

19.           Control Persons and Principal Holders of     Control Persons and Principal Holders of Securities
              Securities

20.           Investment Advisory and Other Services       Investment Advisory and Other Services

21.           Brokerage Allocation and Other Practices     Brokerage Allocation and Other Practices

22.           Tax Status                                   Tax Status

23.           Financial Statements                         Not Applicable

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PART A

ITEM 1.

Not required.

ITEM 2.

Not required.

ITEM 3.  FEE TABLE.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of Undiscovered Managers Spinnaker Fund (the "Fund"), a series of UM Investment Trust II (the "Trust").

SHAREHOLDER TRANSACTION EXPENSES:

Sales Charge (Load)                                                      None
Dividend Reinvestment and Cash Purchase Plan Fees                        None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND):

Management Fees                                                           1.10%
Other Expenses                                                            0.95%
Total Annual Expenses                                                     2.05%
Fee Waiver                                                               (0.30)%
                                                                         -----
Net Annual Expenses*                                                      1.75%
                                                                         =====

                  EXAMPLE                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       --------   --------   --------   --------
You would pay the following expenses on a $1,000
investment in the Fund, assuming a 5% annual return:   $     18   $     61   $    108   $    236

----------
* JPMorgan Chase Bank has agreed to waive fees and/or pay any operating expenses of the Fund during the period beginning on the commencement of investment operations of the Fund through November 30, 2005 to the extent necessary to limit the operating expenses of the Fund (exclusive of interest, taxes, extraordinary expenses and expenses related to the Fund's deferred compensation plan, if applicable) to the annual rate of 1.75% of the Fund's average monthly net assets (as determined with respect to any month by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately prior month). For purposes of the preceding sentence, the "operating expenses" of the Fund do not include expenses of any entity in which the Fund invests (including performance allocations made to, or fees paid to, the investment managers of investment vehicles by such investment vehicles or by the Fund as a limited partner or member of such investment vehicles).

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The purpose of this table is to assist in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.
"Other Expenses," as shown above, is an estimate based (i) on anticipated average assets of the Fund (based on projections as of November 30, 2005 from the commencement of investment operations of the Fund through the end of the Fund's current fiscal year of $34 million) and (ii) on anticipated expenses for the Fund's fiscal year ending December 31, 2005, which includes professional fees and other expenses that the Fund will bear directly, including, but not limited to, fees and expenses to be paid to the Fund's administrator, transfer agent, fund accountant and custodian. "Other Expenses," and therefore "Total Annual Expenses," for such period could be materially higher than the amounts shown if average assets of the Fund are lower or actual operating expenses are higher. "Annual Expenses," as set forth above, does not reflect the expenses or annual performance-based incentive allocations that the Fund will bear as an investor in the investment vehicles in which it will invest its assets (see Item
8--Investment Objective, Strategies and Policies). These expenses and allocations will reduce the investment performance of the Fund's investments. For a more complete description of the various fees and expenses of the Fund, see Item 9--Management. THE EXAMPLE IS BASED ON THE EXPENSES SET FORTH ABOVE IN THE TABLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUND'S FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE HIGHER OR LOWER THAN
THOSE SHOWN.

ITEM 4.

Not required.

ITEM 5.

Not required.

ITEM 6.

Not required.

ITEM 7.

Not required.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT.

     The Trust is a closed-end, non-diversified, management investment company that was organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated April 14, 2004 (as amended from time to time, the "Declaration of Trust").

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

     Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees") without a vote of its shareholders ("Shareholders").

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to achieve capital appreciation with low volatility relative to investment grade fixed income instruments.

STRATEGIES AND POLICIES OF THE FUND

     The Fund pursues this objective principally through a multi-manager, multi-strategy program of investment in a variety of funds that invest or trade in a wide range of equity and debt securities. The Fund intends to allocate its assets among investment management firms ("Money Managers") that utilize a variety of investment strategies, with the intention that such allocation will result in significantly lower risk (volatility) than would be involved in an investment with any single Money Manager alone. Money Managers will be selected by the Fund's sub-adviser, Trail Ridge Capital LLC ("Trail Ridge"), and will conduct their investment programs through investment vehicles (such vehicles in which the Fund invests from time to time are collectively referred to herein as "Investment Vehicles") that are generally not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and which have investors other than the Fund, and may have investment policies that are different from those of the Fund. The Fund will seek to invest in a variety of Investment Vehicles, with an emphasis on relatively liquid strategies. Examples of such strategies include, without limitation, statistical arbitrage, quantitative managers, fundamental managers with low net exposures, sector funds, and index and futures arbitrage. Please see "Strategies of the Investment Vehicles" below in this Item 8 for a more complete description of the investment strategies used by Investment Vehicles in which the Fund may from time to time invest.

     The Fund generally will not invest directly in equity securities (other than those of the Investment Vehicles), but may invest temporarily in high quality, fixed income securities, money market instruments and money market funds pending the investment of assets in Investment Vehicles or to maintain the liquidity necessary to effect certain repurchases of Shares or for other purposes. In addition, the Fund may borrow funds on a secured or unsecured basis to provide liquidity for temporary or emergency purposes, in connection with the repurchase of Shares or for tax reasons. Please see "Risk Factors--Risks of the Fund Structure and Investment Program--Tax Liability and Borrowings." The Fund does not presently intend to permit investment of its assets in Investment Vehicles managed by its investment adviser, J.P. Morgan Investment Management Inc. ("JPMIM"), or Trail Ridge.

     Certain Money Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles. Past performance is not necessarily indicative of future performance. Experience has shown,

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however, that no particular investment strategy or style is likely to produce consistent or above-average returns over all phases of a market cycle. While a particular investment strategy (or style within an investment strategy) may not achieve above-average performance over any given period within a cycle, Trail Ridge believes that, by using a blend of investment strategies and styles, the Fund can realize consistent returns while incurring lower volatility than would be expected to accompany an investment in any particular investment strategy or style. Accordingly, the assets of the Fund will be allocated among a variety of proven (or new, but considered by Trail Ridge to be very promising) Money Managers (by investing in Investment Vehicles sponsored by such Money Managers) that collectively use a variety of investment strategies and styles. Trail Ridge believes that, by employing a variety of Money Managers (and thereby investing the Fund's assets in Investment Vehicles) each of which has an area of expertise, it may cause the Fund to benefit from market trends in any one of these areas and achieve above-average performance over time.

     Of course, there can be no assurance that the Fund will achieve its objective, nor any assurance that the Money Managers or the Investment Vehicles selected will be able to generate returns in line with their objectives or historical return profiles.

     The Fund has adopted certain fundamental policies and investment restrictions, which may not be changed without the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Under the 1940 Act, the vote of a majority of the Fund's outstanding voting securities means the vote, at a duly called annual or a special meeting of the security holders of the Fund, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the meeting or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less. As fundamental policies, the Fund will not, without such a vote:

(1) purchase securities if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry (for these purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements thereon will not be considered to represent an industry), although the Fund will ordinarily invest more than 25% of its total assets in "hedge funds" and other private investment funds;

(2) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its investments, it may be deemed to be an underwriter under certain federal securities laws;

(3) purchase or sell real estate or real estate mortgage loans, although the Fund may invest in investment funds that do so and the Fund and such investment funds may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and either may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein; or

(4) purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts (although the Fund may invest in investment funds that do any of the foregoing).

Currently the Fund's fundamental policies also permit it to make loans, borrow money, enter into short sales, make purchases on margin and issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission ("SEC"), in each case as amended from time to time.

     With respect to these investment restrictions and the Fund's other policies, except as explicitly stated elsewhere in this Registration Statement or as may be required under the 1940 Act or the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will not look through the Investment Vehicles to their underlying securities (except the Fund may look through the Investment Vehicles to their underlying securities for purposes of the diversification test or other criteria related to the Fund's classification as a regulated investment company, as may be permitted under the Code). If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. As noted above, the investment objective of the Fund is not fundamental and may be changed without a Shareholder vote. In addition, the Fund's other investment policies (other than those policies specifically identified above as fundamental and therefore as requiring a shareholder vote to change) may be changed at any time without a Shareholder vote.

STRATEGIES OF THE INVESTMENT VEHICLES

     As unregistered investment funds, the Investment Vehicles may invest and trade in a wide range of instruments and markets and may pursue a variety of investment strategies. Although the Investment Vehicles will invest and trade primarily in equity and debt securities (domestic and foreign), they may also invest and trade in equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In addition, the Investment Vehicles may sell securities short and use a wide range of other investment techniques including, without limitation, swaps, options, reverse repurchase agreements, and dollar rolls. The Investment Vehicles are generally not limited with respect to the markets (either by location or type, such as U.S. versus non-U.S. markets or large capitalization versus small capitalization companies) in which they invest or the investment disciplines that they may employ (such as value versus growth or bottom-up versus top-down analysis).

     The Investment Vehicles may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Vehicle may use leverage, enter into swaps, sell securities short, purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of the investment program of an Investment Vehicle, and generally will involve certain risks. Please see "Risk Factors--Risk Factors of the Investment Vehicles' Investments" in this

Item 8. Investment Vehicles in which the Fund invests are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

     Money Managers usually have complete discretion to purchase and sell securities and other investments for their respective Investment Vehicles consistent with any relevant investment advisory agreements, partnership agreements or other governing documents. In circumstances deemed appropriate by a Money Manager, an Investment Vehicle may, among other things: (i) make substantial investments, or hedged investments, in bonds or other fixed income securities of the United States Government or domestic and foreign issuers or make investments, or hedged investments, in stocks or other equity securities of domestic and foreign issuers; (ii) engage in hedging in related equity, convertible and interest rate securities; (iii) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (iv) invest in instruments of failing companies or companies already in bankruptcy;
(v) engage in strategic block investing, leveraged buy outs and acquisitions;
(vi) utilize short sales and leverage, repurchase agreements and options; (vii) invest with asset allocators who utilize a variety of the strategies delineated above; and (viii) effect transactions in commodities and futures contracts (and options thereon).

     The types of Investment Vehicles in which the Fund invests may include, but are not limited to, those described below. For a more detailed description of specific investment instruments and techniques utilized by the Money Managers through the Investment Vehicles and the risks that accompany them, please see "Investments of the Investment Vehicles" below.

Hedged Equity Funds

     These are typically leveraged funds consisting of long and short equity positions. The manager's stock picking ability (for both long and short positions) is key to the success of these funds. This classification is very broad, including the primary categories described below. These types of funds may range from:

     - Funds that seek to mitigate market risk by maintaining market exposure from zero to 100%; to

     - Classic hedge funds (or "Jones style") maintaining market exposure within a fairly narrow band (e.g., between 30% net short and 30% net long); to

     - More aggressive funds that may magnify market risk by consistently exceeding 100% exposure (net) and, in some instances, maintaining a net short exposure.

     Short positions will usually be taken by these funds solely for hedging purposes, but may sometimes reflect an opportunity that, in the manager's judgment, is particularly attractive. Individual stock options may be used in place of short equity positions and equity index options may be used to hedge. Certain of these funds may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region or sector, or in companies of a specific market capitalization size. Some managers may lean toward or even exclusively pursue a growth or value orientation, while others may seek to avoid such biases in selecting their securities.

     The hedged equity categories, as defined and used by Trail Ridge in selecting the Investment Vehicles, are as follows:

     Hedged Long/Short. These funds seek to profit by exploiting pricing inefficiencies between related equities while combining equal dollar amounts of long and short positions to neutralize market exposure. The most strict adherents to this strategy seek to neutralize as many risks as possible by holding offsetting equal allocations by sector, geography and capitalization. For example, the risks of market fluctuations that might affect long positions in the stocks of the strongest companies in certain industries are "neutralized" by taking corresponding short positions in the stocks of companies showing signs of weakness in the same industries.

     Opportunistic Long/Short Equity. These funds invest in a portfolio of long and short equity positions, commonly employ leverage, and may employ either style or capitalization bias. Managers of these funds opportunistically vary long and short exposures, allowing more market exposure than would typically be found in equity market neutral strategies. There is often some degree of strategic asset allocation involved in driving the long and short exposures.

     Hedged Sector Funds. These funds invest primarily in the stocks of companies in one or two sectors of the economy, such as financial institutions, technology, healthcare, biotech, utilities or energy. The strategy implementation varies widely and may involve long only, long and short, or long-biased, or vary net long and net short positioning based on perceived opportunities. Most often, however, these funds are long-biased, attempting to capitalize on anticipated growth or expansion in a particular sector, and put options on sector indices are frequently used to mitigate the effect of an unexpected sector decline.

     Equity Statistical Arbitrage. These funds use mathematical models and technical analysis to take advantage of pricing inefficiencies among equity securities. This strategy attempts to profit from the likelihood the security prices will trend toward a historical norm.

Arbitrage/Distressed Funds

     This category includes funds that employ strategies that attempt to capitalize on opportunities created by significant transactions, such as spinoffs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks. In addition, positions may be taken in related securities of different companies or in different securities of the same issuer for the purpose of arbitraging differences in share prices. Managers may also combine arbitrage strategies to decrease the volatility associated with reliance on a single strategy that may perform poorly in some market environments. Noted below are certain strategies that may be employed by funds in this category:

     Merger Arbitrage. Sometimes called "Risk Arbitrage," funds with this strategy invest in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally the stock of an acquisition target appreciates while the acquiring company's stock decreases in value. These strategies generate returns by purchasing the stock of the company being acquired and, in stock for stock deals, selling short the stock of the acquiring company. Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock. These funds may hedge against market risk by purchasing Standard & Poor's 500 Index put options or put option spreads.

     Distressed Investment. These funds invest in, and occasionally sell short, securities whose prices have been affected (or are expected to be affected) by a distressed financial situation, such as a reorganization, bankruptcy, distressed sale or other corporate restructuring. Typically, managers invest only in secured debt high in the capital structure and only in the late stages of the restructuring, but certain managers may also invest in trade claims, common stock, preferred stock, warrants and post-distressed equities. Other managers invest solely in post-distressed equities or in high-yield bonds. A third category of fund, "opportunistic distressed," may hold very diversified portfolios of senior secured, subordinated debt, distressed sovereign debt, post-bankruptcy equity, trade claims and high yield-bonds.

     Convertible Arbitrage. These funds typically purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock into which such securities are convertible. Certain managers may also seek to hedge interest rate exposure. Most managers employ some degree of leverage, ranging from zero to 500%, with equity hedge ratios ranging from 30% to 100%. As the default risk of the company is hedged by shorting the underlying common stock, the risk becomes considerably better than that associated with the credit rating of the unhedged bond. The funds can be managed with a directional bias (the manager makes bets on the direction of the equity market) or as market neutral (the direction of the market does not have a major impact on returns).

     Capital Structure Arbitrage. Similar to convertible arbitrage, capital structure arbitrage aims to exploit pricing inefficiencies that may exist in the capital structure of the same firm. For example, a fund could take a long position in the high yield debt of an issuer and short the stock of the same issuer in order to hedge the equity risk component of the high yield debt. This strategy seeks to exploit the fact that the equity and debt markets often react to information differently.

     Relative Value Arbitrage. These funds seek to take advantage of relative pricing discrepancies between instruments, including equities, debt, options and futures. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Many of these funds use leverage and seek opportunities globally. Arbitrage strategies include event driven, dividend arbitrage, pairs trading, and options arbitrage. This category encompasses very highly leveraged strategies with aggressive return goals as well as conservative, low volatility varieties.

     Multi-Strategy Arbitrage. These funds allocate capital to more than one strategy, commonly including convertible arbitrage, merger arbitrage, fixed-income arbitrage (as described below), and distressed investing. Some maintain a relatively fixed allocation to the various strategies while others allow one or two strategies to dominate the portfolio opportunistically. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

Fixed Income Arbitrage

     Fixed income arbitrage is a generic description of a variety of strategies involving investment in fixed income instruments in an attempt to eliminate or reduce exposure to changes in the yield curve. Each is a hedging strategy that seeks profit by exploiting pricing inefficiencies between related fixed income securities while neutralizing exposure to interest rate risk. Managers attempt to exploit relative mispricings between related sets of fixed income securities. The generic types of fixed income hedging trades include: yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus futures.

Equity Non-Hedge Funds

     These include funds that consist predominantly of long positions in equities, with the ability to hedge with short sales of stocks and stock index options. The important distinction between equity non-hedge funds and equity hedge funds is that equity non-hedge funds do not maintain a constant hedge. An important sub-category is concentrated equity funds, which may hold as few as 5 to 10 positions at a time.

Macro Hedge Funds

     This category includes funds that typically make leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange currencies and physical commodities. Macro managers employ a "top-down" global approach and may invest in any market, with the freedom to use any instrument to participate in expected market movements. Macro managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.

International and Global Funds

     This category includes funds that employ strategies with an emphasis in a particular country or geographic region. These funds may also be oriented toward growth or value criteria or a particular capitalization range.

High Yield

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     This category includes fixed income securities that may be subject to a greater level of interest rate, credit and liquidity risk than other securities. Securities purchased by a fund using this strategy may be rated or non-rated and may include, among others, asset-backed securities, corporate bonds or collateralized debt instruments. High yield securities (commonly known as "junk bonds") are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments.

     Each of the strategies described above entails risk. Detailed information about the particular instruments that are expected to be utilized by the Money Managers in the Investment Vehicles and related risk factors is provided below. As described below, each Investment Vehicle may use leverage and may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, and may hold cash or cash equivalents in such amounts as the Money Manager deems appropriate under the circumstances.

     THE FUND'S AND EACH INVESTMENT VEHICLE'S INVESTMENT PROGRAMS ARE SPECULATIVE AND ENTAIL SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OR THE INVESTMENT VEHICLES' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH MONEY MANAGER'S USE IN AN INVESTMENT VEHICLE OF LEVERAGE, SHORT SALES, DERIVATIVE TRANSACTIONS AND LIMITED DIVERSIFICATION MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING AND FINANCIALLY ABLE TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENTS OF THE INVESTMENT VEHICLES

     This section discusses the types of investment instruments that may be utilized by the Money Managers in the Investment Vehicles, subject in each case to the organizational documents of the relevant Investment Vehicle and the management agreement, if any, between the Investment Vehicle and the Money Manager. The instruments discussed below are only a partial listing of the investment instruments that may be available to any particular Investment Vehicle.

Equity Securities

     The investment portfolios of the Investment Vehicles may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The Investment Vehicles may also invest in depository receipts relating to foreign securities.

     The Investment Vehicles may invest in equity securities without restriction as to their issuer's market capitalization, including those issued by smaller capitalization, and even micro-cap, companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more greatly affected by changes in earnings, prospects and key personnel.

The Investment Vehicles may purchase securities in any available securities trading market, including in private placements.

     Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder, after making required payments to holders of the entity's debt, preferred stock and other senior equity. Common stock almost always carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stock. Preferred stock generally enjoys a preference over an issuer's common stock as to dividends and distributions upon liquidation of the issuer. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but only if declared by the issuer's board of directors. Dividends on preferred stock may or may not be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Bonds and Other Fixed-Income Securities

     The Investment Vehicles may invest in bonds and other fixed-income securities. They generally will invest in these securities when they offer opportunities for capital appreciation, but may also do so for temporary defensive purposes, to earn current income or to maintain liquidity.

     Fixed-income securities include, among other things: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero-coupon obligations.

     The Investment Vehicles may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are defined as securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories. Non-investment grade securities are those that have not received such a rating from at least one NRSRO. Holding non-investment grade debt securities (typically called "junk bonds") involves special risks in addition to the risks of investing in investment grade securities. Such securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Convertible Securities

     The Investment Vehicles may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest (that would typically be paid or accrued on debt) or a dividend (that would typically be paid or accrued on preferred stock) until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock, due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). Its investment value is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. As noted above, the conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value to the extent that investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Foreign Securities and Foreign Currency Transactions

     The Investment Vehicles may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Investment Vehicles may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

     The Investment Vehicles may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Vehicle has agreed to buy or sell, or to hedge the U.S. dollar value of securities an Investment Vehicle already owns, particularly if the applicable Money Manager expects a decrease in the value of the currency in which the foreign security is denominated.

     The Investment Vehicles may (i) purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, (ii) enter into forward contracts, which are transactions involving an Investment Vehicle's obligation to purchase or sell a specific currency on a future date at a specified price,
(iii) purchase and sell standardized,
exchange-traded foreign currency futures contracts, and (iv) purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and foreign currencies. A put option on a futures contract gives an Investment Vehicle the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives an Investment Vehicle the right to sell currency at an exercise price until the expiration of the option. A call option on a futures contract gives an Investment Vehicle the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives an Investment Vehicle the right to purchase a currency at the exercise price until the expiration of the option.

     Forward contracts may be used by an Investment Vehicle for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Vehicle anticipates purchasing or selling a foreign security. Forward contracts may also be used in an attempt to protect the value of an Investment Vehicle's existing holdings of foreign securities. There may, however, be an imperfect correlation between an Investment Vehicle's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Vehicle's investment objective, such as when a Money Manager anticipates that particular foreign currencies will appreciate or depreciate in value.

     A Money Manager could also hedge a position by selling another currency expected to perform similarly to the relevant foreign currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.

Leverage

     Some or all of the Investment Vehicles may make margin purchases of securities and, in connection therewith, borrow money from brokers and banks for investment purposes. This practice, known as "leverage," is speculative and involves certain risks. As noted previously in this Part A, the Fund may also borrow money for temporary or emergency purposes, in connection with the repurchase of Shares or for tax reasons. Please see "Risk Factors--Risks of the Fund Structure and Investment Program--Tax Liability and Borrowings."

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings for the purchase of equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Money Manager may purchase and sell options and engage in other transactions (including, without limitation, reverse repurchase agreements, short sales, futures, credit default swaps, and dollar roll transactions) that do not generally constitute "indebtedness" within the meaning of the Asset Coverage Requirement (as defined in "Risk Factors--Risk Factors of the Investment Vehicles' Investments--Risks of Leverage" below in this Item 8). These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

Short Sales

     Some or all of the Money Managers may attempt to limit an Investment Vehicle's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Money Manager believes possess volatility characteristics similar to those being hedged. In addition, the Money Managers may use short sales for non-hedging purposes to pursue the Investment Vehicles' investment objectives. For example, an Investment Vehicle may "short" a security of a company if, in the Money Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

     To effect a short sale, an Investment Vehicle will borrow a security from a brokerage firm to make delivery to a buyer. The Investment Vehicle is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Vehicle, which would result, respectively, in a loss or, subject to the payment of transaction costs, a gain.

     An Investment Vehicle may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Vehicle makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and may be required to hold those securities while the short sale is outstanding. An Investment Vehicle will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Repurchase Agreements

     A repurchase agreement is a contract under which an Investment Vehicle would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Investment Vehicle to resell such security at a fixed time and price (typically reflecting the Investment Vehicle's cost plus interest). The value of the underlying securities (or collateral) generally will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve the sale of a security by an Investment Vehicle to a bank or securities dealer and the Investment Vehicle's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.

Dollar Rolls

     Dollar roll transactions involve the sale by an Investment Vehicle of a fixed income security for delivery in the current month and a simultaneous contract to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time.

Money Market Instruments

     Each Investment Vehicle may invest, for defensive purposes or otherwise, some or all of its assets in high quality, fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Money Manager managing such Investment Vehicle deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time the Fund also may invest in these instruments directly. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, repurchase agreements and certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation.

Initial Public Offerings of Securities

     The Investment Vehicles may purchase securities of companies in initial public offerings or shortly thereafter.

Special Investment Instruments and Techniques

     The Investment Vehicles may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes in pursuit of their investment objectives.

     Some or all of the Investment Vehicles may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives permit a Money Manager to increase or decrease the level of risk of an Investment Vehicle, or change the character of the risk to which an investment portfolio is exposed, in much the same way as the Money Manager may increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments on behalf of the portfolio in specific securities. Although a Money Manager generally has the flexibility to use derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions. For further discussion regarding the Money Managers' use of derivatives in connection with foreign currencies, please see "Investment Objective, Strategies and Policies-Investments of the Investment Vehicles-Foreign Securities and Foreign Currency Transactions" in this Item 8.

     Options, Futures and Options on Futures. Under an option contract, one party generally pays a premium for the right to require the other party to buy (a "put option") or sell (a "call option") a specified amount of securities, units of an index, currencies or futures contracts, and will usually exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index.

     An Investment Vehicle may purchase call options on securities for any purpose. For example, a call option may be purchased by an Investment Vehicle on a security that its Money Manager intends to include in the Investment Vehicle's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be involved if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Investment Vehicle's potential loss to the option premium paid. Similarly, if the market price of the underlying security increases above the exercise price and the Investment Vehicle either sells or exercises the option, any profit realized would be reduced by the premium.

     An Investment Vehicle may purchase put options on securities for any purpose. For example, a put option may be purchased by an Investment Vehicle in order to hedge against a decline in the market value of securities held in its portfolio. The put option entitles an Investment Vehicle to sell the underlying security at the predetermined exercise price, so the potential for loss if the market price of the underlying security equals or exceeds the exercise price is limited to the option premium paid less the amount, if any, by which the market price exceeds the exercise price. If the market price of the underlying security falls below the exercise price of the put option, any profit the Investment Vehicle realizes on the sale of the security would be reduced by the premium paid for the put option. An Investment Vehicle may also write call and put options.

     A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date. Futures contracts are generally closed out by the parties for a cash settlement in advance of that date. An Investment Vehicle might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Investment Vehicle's securities or the price of the securities that the Investment Vehicle intends to purchase. Although other techniques could be used to reduce exposure to interest rate fluctuations, an Investment Vehicle may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

     Futures contracts may also be used for non-hedging purposes, such as the simulation of full investment in underlying securities while retaining a cash balance for Investment Vehicle management purposes, substitution for direct investment in a security, trading facilitation or transaction cost reduction, or simply to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

     An Investment Vehicle may also purchase a call option on a futures contract to hedge against a market advance in securities or foreign currency that the Investment Vehicle plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security or foreign currency in that it may be used as a temporary substitute for a position in the security itself. An Investment Vehicle also may write covered call options on futures contracts as a partial hedge against a decline in the price of securities or foreign currency held in the Investment Vehicle's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of securities or foreign currency held in the Investment Vehicle's investment portfolio. An Investment Vehicle may write a covered put option as a partial anticipatory hedge.

     When a purchase or sale of a futures contract is made by an Investment Vehicle, the Investment Vehicle is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Investment Vehicle upon termination of the contract if all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, an Investment Vehicle may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An Investment Vehicle usually can expect to earn taxable interest income on its initial margin deposits. A futures contract held by an Investment Vehicle is valued daily at the official settlement price of the exchange on which it is traded. Each day the Investment Vehicle pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract, a process known as "marking to market." Variation margin does not represent a borrowing or loan by an Investment Vehicle but is instead a settlement between the Investment

Vehicle and the broker of the amount one would owe the other if the futures contract expired.

     An Investment Vehicle is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Investment Vehicle.

     Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery date). If an offsetting purchase price is lower than the original sale price, the Investment Vehicle realizes a gain; if it is higher, the Investment Vehicle realizes a loss. If an offsetting sale price is higher than the original purchase price, the Investment Vehicle realizes a gain; if it is lower, the Investment Vehicle realizes a loss.

     Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

     Swap Agreements. Some or all of the Investment Vehicles may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts typically entered into by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (i.e., a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. Swap agreements may include (1) caps, under which, in return for a premium, one party agrees to make payments to the other to the extent certain market rates exceed a specified rate or "cap",
(2) floors, under which, in return for a premium, one party agrees to make payments to the other to the extent certain market rates fall below a specified level or "floor", and (3) collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     An Investment Vehicle may also enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, an Investment Vehicle would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Investment

Vehicle would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. As the seller, an Investment Vehicle would effectively add leverage to its portfolio. An Investment Vehicle may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of default.

     Most swap agreements entered into by an Investment Vehicle would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Vehicle's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). To the extent an Investment Vehicle is obligated to make net payments, it may be required to deliver collateral to the relevant counterparty. The risk of loss with respect to swaps is limited to the net amount of payments that an Investment Vehicle is contractually obligated to make. If the other party to a swap defaults, an Investment Vehicle's risk of loss consists of the net amount of payments that the Investment Vehicle contractually is entitled, but unable, to receive. Swap agreements are likely to generate capital gains for the Fund through its investments in Investment Vehicles, which would in turn be distributed to Shareholders.

Lending Portfolio Securities

     Some or all of the Investment Vehicles may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.

When-Issued and Forward Commitment Securities

     Some or all of the Investment Vehicles may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Vehicle to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Vehicle. When-issued securities and forward commitments may be sold prior to the settlement date.

Restricted and Illiquid Investments

     Although it is anticipated that most Investment Vehicles will invest primarily in publicly traded securities, they may invest some or all of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Structured Notes and Related Instruments

     Investment Vehicles may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Structured investments may also involve significant credit risk and risk of default by the counterparty.

New Securities and Other Investment Techniques.

     New types of securities and other investment and hedging practices are developed from time to time. Each Investment Vehicle may invest in such new types of securities and to engage in such new types of investment practices if the Money Manager managing the Investment Vehicle believes that these investments and investment techniques may assist the Investment Vehicle in achieving its investment objective(s). In addition, a Money Manager may use investment techniques and instruments that are not specifically described herein.

RISK FACTORS

     This section discusses the risk factors that relate to an investment in the Fund, including risks that the Fund incurs directly as a result of its structure, investment program and expense arrangements as well as the risks that relate to the investments that may be made by the Investment Vehicles, as described above. The Fund may not perform as well as other investments, and there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include, but are by no means limited to, a general decline in the U.S. stock or debt markets or in non-U.S. stock or debt markets in which Investment Vehicles invest, poor performance of individual stocks or fixed-income securities held by the Investment Vehicles, and potentially rapid price changes (volatility) of equity and debt securities.

RISK FACTORS OF THE FUND STRUCTURE AND INVESTMENT PROGRAM

Dependence on Money Managers

     Because the Money Managers (through the Investment Vehicles) typically trade on a fully discretionary basis, their results (and hence the Fund's results), apart from normal market risk, depend entirely upon their abilities and efforts, and the structures and custodial, operational, and other arrangements implemented by them.

Incentive-Based Compensation

     Money Managers (through the Investment Vehicles) are usually compensated, in whole or in part, based on the appreciation in value (including unrealized appreciation) of the assets they manage during a specific measuring period. Such fee arrangements may create an incentive for the Money Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based fee allocation. In addition, because the performance-based allocations may be calculated on a basis that includes both realized and unrealized appreciation of an Investment Vehicle's assets, the performance-based allocations may be greater than if they were based solely on realized gains. Calculation of performance-based allocations on a basis that includes unrealized appreciation may also create an incentive for a Money Manager to assign higher values to an Investment Vehicle's assets than it would if unrealized appreciation were not taken into account.

Lack of Operating History

     The Fund is a recently formed entity and has no operating history by which investors can evaluate its performance. The past performance of JPMIM, Trail Ridge or a Money Manager, or their respective principals and affiliates, should not be viewed as indicative of the future performance of the Fund.

Liquidity Risks

     Because of the limitation on rights of redemption and the fact that Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that Trail Ridge may invest the Fund's assets in Investment Vehicles that do not permit frequent withdrawals and that may invest in illiquid securities, an investment in the Fund is a highly illiquid investment and involves a substantial degree of risk. Illiquid securities owned by Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause the Fund to incur losses because of an inability to withdraw from poorly performing Investment Vehicles. Furthermore, the illiquidity of the Fund may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

Investment and Volatility Risk

     The profitability of a significant portion of the Fund's investment program depends to a great extent on correct assessments of the future course of the price movements of securities and other investments. There can be no assurance that the

Money Managers will be able to predict these price movements accurately. The securities, debt and derivatives markets have in recent years been characterized by great volatility and unpredictability. In addition to market risk, there is unpredictability as to changes in general economic conditions which may affect the profitability of the Fund's investment program. With respect to the investment strategies utilized by the Investment Vehicles, there is always some and frequently a significant degree of market risk. In addition, JPMIM and Trail Ridge lack control over the Fund's assets once they are invested in the Investment Vehicles.

Conflicts of Interest

     JPMIM and Trail Ridge may engage in other business activities and manage the accounts of clients other than the Fund, and the investment strategies for such other clients may vary from that of the Fund. Certain inherent conflicts of interest may arise from JPMIM's or Trail Ridge's involvement in investment or other activities for itself and for clients other than the Fund. In consideration of these inherent conflicts, each of JPMIM and Trail Ridge has implemented and maintains policies and procedures to govern the allocation of investment opportunities among its clients.

     With respect to Trail Ridge, because most of Trail Ridge's clients, including the Fund, pursue investment strategies that focus on investment in privately offered investment partnerships/companies (such as the Investment Vehicles) commonly known as "hedge funds," various factors related to hedge fund investments may affect the suitability or feasibility of a proposed investment for any or all of Trail Ridge's clients. Accordingly, as a first step in addressing the allocation of investment opportunities among its clients, Trail Ridge will determine which of its clients is eligible to invest in each particular underlying fund. In making this determination, Trail Ridge typically will consider, among other things, (i) the liquidity of the underlying fund,
(ii) the amount available for investment, as it relates to the minimum initial and subsequent investments in the fund as well as the overall size of the fund,
(iii) the capacity of the underlying fund to accept additional capital, (iv) the timing of the investment, including whether the underlying fund requires notification of capital adjustments, (v) the suitability of the underlying fund's investment strategy in relation to that of the client, and (vi) regulatory issues, including whether a client is prohibited from making, or limited with respect to, particular investments.

     Each investment will be allocated by Trail Ridge on a weighted basis in relation to the PRO FORMA net capital of eligible client accounts. This allocation policy is subject to modification when, on occasion, one or more clients has an invested position that is not proportional to that of other clients with the same investment philosophy and investment profile. In such instances, trades will be allocated in a manner that that will bring all PRO FORMA client account weightings in the underlying fund into balance.

Tax Liability and Related Borrowing

     The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. In order to qualify as such, the Fund must, among other things, (a) distribute with respect to each taxable year at least
90% of the sum of the Fund's taxable net investment income, its net tax-exempt income, and the excess, if any of net short-term capital gains over net long-term capital losses for such year (the "Distribution Test"), and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Diversification Test"). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes in a timely manner in the form of dividends to Shareholders its taxable net investment income, net tax-exempt income, net realized short-term capital gains and net realized long-term capital gains.

     The Fund may make short-term investments in U.S. Government securities prior to the end of each fiscal quarter in an amount such that the Fund's total assets will meet the Diversification Test, and then sell such U.S. Government securities shortly following the end of each such fiscal quarter. The Fund may also enter into a line of credit in order to make such purchases of U.S. Government securities. Any borrowings thereunder, would be subject to the Asset Coverage Requirement (as defined in "Risk Factors--Risk Factors of the Investment Vehicles' Investments--Risks of Leverage" below in this Item 8) with respect to this borrowing and any other borrowing of the Fund. Money borrowed under this line of credit will be subject to interest costs which may or may not be recovered by appreciation of or income from the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate. In the event that the Fund incurs debt to fund repurchases of Shares, the Asset Coverage Requirement and the foregoing risks would be applicable to such borrowing, except that since the proceeds from the borrowing will be used for repurchases of Shares, no securities will be purchased with such proceeds to offset the expenses of the borrowing.

     If the Fund failed to qualify as a regulated investment company that is accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. The Fund generally must receive timely and accurate information from the Money Managers in order to satisfy the Distribution Test. Although the Fund intends to estimate the amount of distributions it needs to make to satisfy the Distribution Test in any taxable year if a Money Manager delays providing such information or provides inaccurate information, the Fund may not satisfy the Distribution Test and thus may fail to qualify as a regulated investment company in that taxable year.

     If the Fund qualified for special tax treatment under the Code but failed to distribute a sufficient amount of its ordinary income and net capital gain income it would be subject to a 4% excise tax on such undistributed amounts. The Fund generally must receive information on a timely basis from the Money Managers to make sufficient distributions to avoid the imposition of this 4% excise tax. Although the Fund intends to estimate the amount of distributions it must make to avoid the excise tax, if a Money Manager delays providing this information or there is a difference between the taxable year of the Fund and that of an Investment Vehicle, the Fund may not be able to make distributions sufficient to avoid the imposition of the excise tax.

Special Risks of the Multi-Manager Structure

     As noted above, the Investment Vehicles generally will not be registered as investment companies under the 1940 Act, and therefore, as an investor in the Investment Vehicles, the Fund will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although Trail Ridge will receive detailed information from each Money Manager regarding the investment performance and investment strategy of the Investment Vehicle(s) that such Money Manager manages, Trail Ridge may have little or no means of independently verifying this information and such information may not be as current as the information that would be obtained in respect of an investment in a registered investment company. A Money Manager may use proprietary investment strategies that are not fully disclosed to Trail Ridge, which may involve risks under some market conditions that are not anticipated by Trail Ridge.

     An investor in the Fund who meets the conditions imposed by the Money Managers for investment in the Investment Vehicles, including minimum initial investment requirements that are likely to be higher than those imposed by the Fund, could invest directly in the Investment Vehicles. By investing in the Investment Vehicles indirectly through the Fund, an investor bears a PRO RATA portion of the fees and other expenses of the Fund and also indirectly bears a PRO RATA portion of the asset-based fees and performance-based allocations and other expenses borne by the Fund as an investor in the Investment Vehicles.

     Each Money Manager will receive any performance-based allocation to which it is entitled as adviser or manager of an Investment Vehicle irrespective of the performance of the other Money Managers and Investment Vehicles and the Fund generally. Accordingly, a Money Manager with positive performance may receive performance-based compensation from an Investment Vehicle, and thus indirectly from the Fund and its investors, even if the Fund's overall returns are negative. Investment decisions of the Investment Vehicles are made by the Money Managers independently of one another. As a result, at any particular time, one Investment Vehicle may be purchasing shares of an issuer whose shares are being sold by another Investment Vehicle, and consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     Since the Fund may make additional investments in or withdrawals from Investment Vehicles only at certain times pursuant to limitations set forth in the governing documents of the Investment Vehicles, the Fund from time to time may have to invest some of its assets temporarily in high-quality, fixed-income securities, money market securities or, subject to the limitations of the 1940 Act, money market funds.

     To the extent that the Fund holds non-voting securities of an Investment Vehicle, it will not be able to vote on matters that require the approval of the investors in the Investment Vehicle, including matters that could adversely affect the Fund's investment in the Investment Vehicle. Investment Vehicles may be permitted to redeem their shares in-kind. Upon the Fund's withdrawal of all or a portion of its interest in an Investment Vehicle, therefore, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, Trail Ridge would seek to dispose of these securities in a manner that is in the best interests of the Fund, but there can be no assurance that it will be successful.

Non-Diversified Status

     The Trust will be a "non-diversified" investment company. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. (As described above, however, the Fund must meet certain diversification requirements under Subchapter M of the Code to qualify for the special tax treatment accorded to regulated investment companies.) When the Fund's assets are invested in the securities of a limited number of issuers, it will be more susceptible to any single economic, political or regulatory event than a more diversified fund. Trail Ridge generally will not, however, make an investment on behalf of the Fund in any Investment Vehicle that would result in more than 10% of the Fund's total assets, determined immediately after making such investment, being invested in such Investment Vehicle. This restriction may be suspended in the sole discretion of Trail Ridge based on the asset size of the Fund. Notwithstanding the foregoing, from time to time the Fund may be invested in Investment Vehicles that are deemed under the 1940 Act to be "affiliated persons" of the Fund because, for example, the Fund owns greater than 5% of the voting securities of such Investment Vehicle. As a result of such Investment Vehicle being an "affiliated person," the Fund will be restricted in its purchases and redemptions of additional interests in such Investment Vehicle.

Indemnifications

     The Fund has agreed to indemnify several of the Fund's service providers and certain of their affiliates under certain circumstances. In connection with investing in the Investment Vehicles, the Fund may also agree to indemnify the Investment Vehicles, the Money Managers and their affiliates under certain circumstances.

RISK FACTORS OF THE INVESTMENT VEHICLES' INVESTMENTS

     The Fund is subject indirectly to the risks associated with the investment strategies of, and instruments utilized by, the Investment Vehicles (as described above). The impact of any particular risk on an Investment Vehicle will, in turn, have a corresponding proportionate impact on the Fund. The risks discussed below are only a partial listing of those risks that might relate to any particular Investment Vehicle.

     As a general matter, all securities investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate based on fluctuations in the value of the Investment Vehicles in which it invests. To the extent that an Investment Vehicle is concentrated in the securities of a single issuer, or issuers in a single industry, the risk of any investment decision generally is increased. A Money Manager's use of leverage is likely to cause the value of the Investment Vehicle incurring the leverage to appreciate or depreciate at a greater rate than if leverage were not used.

Risks of Equity Securities

     Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. The prices of the securities of smaller companies in particular may be subject to more abrupt or erratic market movements than those of larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more greatly affected by changes in earnings, prospects and key personnel. The Investment Vehicles may purchase securities in any available securities trading market, including in private placements. As a result, the equity securities in which an Investment Vehicle invests may be illiquid or restricted as to transfer under the federal securities laws. Investment Vehicles may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. Moreover, the absence of a ready trading market for some illiquid and restricted securities may make them more difficult to value than other investments.

Risks of Bonds and Other Fixed-Income Securities

     Fixed-income securities are subject to credit risk, or the risk of the issuer's inability to meet principal and interest payments on its obligations, and are subject to market risk, or price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

     Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default, or may already be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

     In order to satisfy the distribution requirement for qualification as a regulated investment company under the Code, each year the Fund must distribute at least 90% of its net investment income, including the original issue discount accrued on inflation-indexed bonds, zero-coupon bonds, step-up and payment-in-kind securities. Because the Fund (directly or indirectly through Investment Vehicles) will not on a current basis receive cash payments from the issuer of these securities in respect of accrued issue discount, in some years the Fund may have to make distributions obtained from selling its interests in Investment Vehicles (if possible) or borrowing funds. In some circumstances, such sales or borrowing might be necessary in order to satisfy the distribution requirement even though investment considerations might otherwise make it undesirable for the Fund to sell holdings or borrow at such time. Fixed-income securities are subject to credit risk, or the risk of the issuer's inability to meet principal and interest payments on its obligations, and are subject to market risk, or price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Generally, fixed-income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The value of intermediate- and longer-term fixed-income securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term fixed-income securities.

     Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, an Investment Vehicle that holds securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Investment Vehicle reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off. Fixed income securities also carry the risk that income from an Investment Vehicle's portfolio will decline if and when the Investment Vehicle reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.

     The Investment Vehicles may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default, or may already be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations.

     An Investment Vehicle may also hold unrated securities, which may be less liquid than comparable rated securities and involve the risk that a Money Manager may not accurately evaluate the security's comparative credit rating. To the extent that an Investment Vehicle holds lower grade and/or unrated securities, the Investment Vehicle's success in achieving its investment objectives may depend more heavily on a Money Manager's credit analysis than if the Investment Vehicle held exclusively higher-quality and rated securities.

Risks of Convertible Securities

     The credit standing of the issuer and other factors may have an effect on a convertible security's investment value. As noted above, the conversion value of a convertible security is determined by the market price of the underlying common stock. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Vehicle is called for redemption, the Investment Vehicle will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on an Investment Vehicle's ability to achieve its investment objective, which, in turn, could result in losses for the Fund.

Risks of Foreign Securities and Foreign Currency Transactions

     Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in and volatility of pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization of assets; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Vehicle between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; restrictions on foreign investment in other jurisdictions; difficulties in transactions settlements; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves brokerage and custodial expenses that are higher than those typically associated with investment in domestic securities.

     Other risks of investing in foreign securities (in the case of securities that are not denominated in U.S. dollars) include devaluations of foreign currencies and changes in currency exchange rates and foreign or U.S. currency exchange control regulations. A decline in the applicable exchange rate would reduce the value of an Investment Vehicle's foreign currency denominated portfolio securities. In addition, there may be restrictions on and an Investment Vehicle may incur costs in connection with currency conversions. The foregoing risks are likely to be greater in emerging and less developed countries.

     Forward contracts bear the risk that there may be an imperfect correlation between an Investment Vehicle's foreign securities holdings and the forward contracts entered into with respect to those holdings. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the relevant counterparty. Thus, there can be no assurance that an Investment Vehicle will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, an Investment Vehicle might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, an Investment Vehicle would continue to be subject to market risk with respect to the position.

     The precise matching of the amounts of foreign currency exchange transactions and the value of any related portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature, and it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contact.

     Accordingly, in cases where an Investment Vehicle seeks to protect the value of portfolio securities through a foreign currency hedging transaction, it may be necessary for an Investment Vehicle to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency an Investment Vehicle is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency an Investment Vehicle is obligated to deliver.

     Foreign currency transactions that are intended to hedge the value of securities an Investment Vehicle owns or contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange, which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they also tend to limit any potential gain that might result from the increase in the value of such currency.

     Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. There is no requirement that the Investment Vehicles hedge all or any portion of their exposure to foreign currency risks.

Risks of Leverage

     The use of leverage is speculative and involves certain risks. Although leverage will increase investment return if an Investment Vehicle earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, leverage will also decrease investment return if an Investment Vehicle fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage by an Investment Vehicle will therefore tend to magnify the volatility of changes in the value of an investment in the Investment Vehicle. In the event that an Investment Vehicle's equity or debt instruments decline in value, the Investment Vehicle could be subject to a "margin call" or "collateral call," pursuant to which the Investment Vehicle must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Vehicle's assets, the Investment Vehicle might not be able to liquidate assets quickly enough to pay off its borrowings. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by the return on the securities purchased. The Investment Vehicle may also be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

     The 1940 Act provides that the value of the investment company's total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness) (the "Asset Coverage Requirement"). These limits do not apply to the Investment Vehicles, however, and therefore the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Vehicles and the volatility of the value of the interests owned by the Fund in such Investment Vehicles (and therefore of the Shares) may be correspondingly great.

     Certain options and other synthetic instruments that do not constitute "indebtedness" within the meaning of the Asset Coverage Requirement may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

Risks of Short Sales

     The use of short sales is speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Vehicle's portfolio. While an Investment Vehicle is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Investment Vehicle is unable to borrow the same security from another lender. If this happens, the Investment Vehicle must buy the replacement share immediately at its then current market price or

"buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. An Investment Vehicle's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender. By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and this price may rise indefinitely.

     As noted above, if an Investment Vehicle makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and may be required to hold those securities while the short sale is outstanding. An Investment Vehicle will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Risks of Repurchase Agreements, Reverse Repurchase Agreements and Dollar Rolls

     An Investment Vehicle bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Investment Vehicle is delayed or prevented from exercising its rights to dispose of the collateral securities. Reverse repurchase agreements involve the risk that the other party to the transaction will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicle. Dollar roll transactions involve the risk that the market value of the securities that an Investment Vehicle is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Investment Vehicle may be adversely affected. Reverse repurchase and dollar roll transactions are a form of leverage that may also increase the volatility of an Investment Vehicle's investment portfolio.

Risks of Investing in Initial Public Offerings

     Special risks that are associated with the securities of companies in or soon after initial public offerings may include the illiquidity and market impact associated with limitations on the number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business that may not be widely understood by investors, or may be undercapitalized or regarded as developmental stage companies, without revenues or operating income or the near-term prospects of achieving them. All these factors may contribute to substantial price volatility for the shares of these companies and, by extension, for Shares of the Fund.

Risks of Derivatives

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Vehicle's performance. If a Money Manager invests on behalf of an Investment Vehicle in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Vehicle's return or result in a loss. An Investment Vehicle also could experience losses if Derivatives are poorly correlated with the Investment Vehicle's other investments or if the Investment Vehicle is unable to liquidate its position because of an illiquid secondary market. The markets for many Derivatives are, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives. These transactions also involve a risk that the other party to a transaction will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicle.

     OPTIONS, FUTURES AND OPTIONS ON FUTURES. As noted above, when a purchase or sale of a futures contract is made by an Investment Vehicle, the Investment Vehicle is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Investment Vehicle upon termination of the contract if all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, an Investment Vehicle may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An Investment Vehicle usually can expect to earn taxable interest income on its initial margin deposits. A futures contract held by an Investment Vehicle is valued daily at the official settlement price of the exchange on which it is traded. Each day the Investment Vehicle pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract, a process known as "marking to market." Variation margin does not represent a borrowing or loan by an Investment Vehicle but is instead a settlement between the Investment Vehicle and the broker of the amount one would owe the other if the futures contract expired.

     An Investment Vehicle is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Investment Vehicle.

     Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery date). If an offsetting purchase price is lower than the original sale price, the Investment Vehicle realizes a gain; if it is higher, the Investment Vehicle realizes a loss. If an offsetting sale price is higher than the original purchase price, the Investment Vehicle realizes a gain; if it is lower, the Investment Vehicle realizes a loss. The Investment Vehicle will also bear transaction costs for each contract, which will increase any losses and decrease any gains realized in connection therewith.

     Positions in futures contracts and options may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts or options, and such exchanges may limit the amount of fluctuation permitted in certain futures contract and option prices during a single trading day, thereby significantly limiting the liquidity of such instruments. The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market, and there is no guarantee that such a market will exist for any particular contact at any particular time. Consequently, it may not be possible for an Investment Vehicle to close a position and, in the event of adverse price movements, the Investment Vehicle would have to make daily cash payments of variation margin (except in the case of purchased options). If the Investment Vehicle has insufficient cash, it may have to sell assets from its investment portfolio at disadvantageous prices to meet daily variation margin requirements. The inability to close out a futures or option position may also restrict the Investment Vehicle's ability to sell the underlying security or currency at a time when the Money Manager might otherwise prefer to do so.

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     WARRANTS AND RIGHTS. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and they lose their value altogether if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Most swap agreements entered into by an Investment Vehicle would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Vehicle's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). To the extent an Investment Vehicle is obligated to make net payments, it may be required to deliver collateral to the relevant counterparty. The risk of loss with respect to swaps is limited to the net amount of payments that an Investment Vehicle is contractually obligated to make. If the other party to a swap defaults, an Investment Vehicle's risk of loss consists of the net amount of payments that the Investment Vehicle contractually is entitled, but unable, to receive. Swap agreements are likely to generate capital gains for the Fund through its investments in Investment Vehicles, which would in turn be distributed to Shareholders. Because swap agreements are individually negotiated, it may be impossible to close out of a swap agreement prior to its expiration.

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Lending Portfolio Securities

     As noted above, some or all of the Investment Vehicles may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. An Investment Vehicle might experience a loss, however, if the institution with which the Investment Vehicle has engaged in a securities loan transaction defaults on or breaches its agreement.

When-Issued and Forward Commitment Securities

     As described above, some or all of the Investment Vehicles may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Vehicle. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Vehicle disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a capital gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Vehicle on a forward basis will not honor its purchase obligation. In such cases, an Investment Vehicle may incur a loss.

Restricted and Illiquid Investments

     As noted above, the Investment Vehicles may invest some or all of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Where registration is required to sell a security, an Investment Vehicle may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the actual sale under an effective registration statement. If adverse market conditions were to develop during such period, the Investment Vehicle might obtain a less favorable price than that which prevailed when it decided to sell. Investment Vehicles may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Fund's interests in unregistered Investment Vehicles are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Vehicle only pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it were forced to sell interests at an inopportune time. Please see "Risk Factors--Risk Factors of the Fund Structure and Investment Program--Liquidity Risks" above in this Item 8.

ITEM 9.  MANAGEMENT.

BOARD OF TRUSTEES, INVESTMENT ADVISER AND SUB-ADVISER

     The Trustees have responsibility for general oversight of the Trust's business and affairs. As noted above, the Fund's investment adviser is J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan Chase"), a publicly traded global financial services corporation. JPMorgan Chase, through JPMIM and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors and clients. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed by the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. JPMorgan Chase, together with its predecessor has been in the banking and investment advisory business for over a century. JPMIM has responsibility for the management of the Fund's affairs, subject to the supervision of the Trustees. JPMIM monitors and evaluates Trail Ridge, the Fund's sub-adviser, to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines. JPMIM does not, however, determine what investments will be purchased or sold for the Fund or the allocation of Fund assets among Investment Vehicles.

     Pursuant to a management agreement between the Trust, on behalf of the Fund, and JPMIM (the "Management Agreement"), JPMIM is entitled to a management fee at an annual rate of 1.10% of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) or such lower amount as JPMIM may from time to time agree to receive. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Trustees may from time to time determine.

     The Fund's investment portfolio is managed on a day-to-day basis by Trail Ridge, subject to the general oversight of JPMIM and the Trustees. Trail Ridge's principal business address is 8301 East Prentice Ave., Greenwood Village, Colorado 80111. Formed in 2001 under the name Innovest Alternative Solutions, LLC, Trail Ridge has not previously been an investment adviser (or sub-adviser) to a registered investment company. Trail Ridge changed to its present name in 2003. The principals of Trail Ridge are Stephen E. Henderlite, Brian P. Cunningham, and Joel A. Schiffman, who cumulatively have approximately 50 years of investment and financial experience.

Stephen E. Henderlite owns beneficially more than 25% of the voting securities of Trail Ridge and therefore may be deemed to control Trail Ridge for purposes of the 1940 Act.

     The sub-advisory agreement between Trail Ridge and JPMIM (the "Sub-Advisory Agreement"), entitles Trail Ridge to a sub-advisory fee at the annual rate of 0.75% of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month). Such fee is payable monthly in arrears or at such other intervals, not less frequently than quarterly, as JPMIM is paid pursuant to the Management Agreement.

PORTFOLIO MANAGERS

     Messrs. Henderlite, Cunningham and Schiffman, each a principal of Trail Ridge, are responsible for the day-to-day management of the Fund.

     STEPHEN E. HENDERLITE. Steve is a co-founder and Principal of Trail Ridge. He is located in the Seattle, Washington office and is the founder of a proprietary quantitative risk factor model which is the cornerstone of the Trail Ridge risk management model. Steve is also in charge of portfolio design and construction as well as manager due diligence and selection. Prior to founding Trail Ridge, Steve served as the Director of Manager Research and Portfolio Manager for Long/Short Partners (now Silver Creek), a $600 million low volatility privately offered fund of funds. Prior to that, Steve was the Senior Manager Research Associate for Tremont Partners, where he was responsible for analysis and due diligence of hedge funds for Tremont's consulting clients, with a particular focus on arbitrage, quantitative, equity market neutral and long/short equity hedge funds and strategies. Steve also spent four years as Manager of Economic and Performance Analysis with Weyerhaeuser's Pension Fund Investment Group and was responsible for the statistical analysis and performance evaluation of investment managers and investment strategies. Steve is an active participant in the alternative investment research community and is a frequent contributor to research articles and publications. He has several years experience teaching Economics and Statistics at the University of Washington. He has a B.A. in Chemistry from Earlham College, an MPH in Epidemiology from the University of Alabama-Birmingham and an M.A. in Economics from the University of Washington and has 11 years of experience in hedge fund investing.

     BRIAN P. CUNNINGHAM. Brian is a co-founder and Principal of Trail Ridge. Brian is located in the Greenwood Village, Colorado office and is responsible for manager research and business management, as well as manager due diligence, macro economic research and portfolio construction. He has 20 years of experience in the investment management profession and has personally provided investment management consulting services to numerous institutions and high net worth individuals. In 1996, Brian co-founded Innovest Portfolio Solutions, Inc. ("IPS"), where he served on the Board of Managers and acted as Chief Investment Strategist. At IPS he also gained extensive hedge fund experience while managing due diligence and research efforts on hedge fund products. In addition to his experience with hedge funds at IPS, Brian also has direct hedge fund management expertise, which he developed while serving as managing member for a quantitative market neutral management company. Brian has earned the designations Chartered Financial Analyst (CFA) and Certified Investment Management Consultant (CIMC). He is a member of the Association of Investment Management and Research and the Denver Society of Security Analysts. In addition, he is a charter member of the Institute for Certified Investment Management Consultants (ICIMC). In 1999, Brian was honored as one of the financial services industry's "best and brightest" by the Society of Senior Consultants for his pioneering work in advancing the practice of investment management consulting. He earned his degree in Business Administration from Colorado State University and has 19 years of investment experience.

     JOEL A. SCHIFFMAN. Joel is a Principal and the Director of Marketing for Trail Ridge. He is located in the Greenwood Village, Colorado office and has additional responsibility as a member of the portfolio allocation committee. Joel's extensive experience includes the development, execution and maintenance of investment strategies for endowments, foundations and wealthy individuals, including extensive experience integrating hedge fund of funds into clients' portfolios. Prior to joining Trail Ridge, Joel was a Senior Vice President and Consulting Group Director at Smith Barney, Citigroup. Joel was instrumental in developing Smith Barney's consulting focus on hedge fund of funds, and deployed more than $200 million into hedge funds of funds during his tenure at the firm. Joel also spent eight years as a senior level consultant with Kidder, Peabody's PRIME Consulting Group. Joel is highly involved throughout the consulting and hedge fund industry, having served as President of the Association of Professional Investment Consultants in 2002. He is also a member of the Investment Management Consultants Association (IMCA). Joel received a Bachelor of Arts degree from the University of California at Los Angeles. He is a graduate of the Wharton School's Investment Management Analyst Program and has earned the Certification of Investment Management Analyst (CIMA) and has 22 years of investment experience.

MONEY MANAGERS

     As noted above, each of the individual Investment Vehicles in which the Fund invests will be managed by one or more Money Managers. For this service, the Fund will indirectly bear its PRO RATA portion of the fees payable to such Money Managers by their respective Investment Vehicles. Each of the Money Managers generally will charge an asset-based fee, and some or all of the Money Managers will receive performance-based allocations. The asset-based fees of the Money Managers are generally expected to range from 1% to 2% annually of the net assets under their management in the Investment Vehicles, and the performance-based allocations to the Money Managers are generally expected to range from 10% to 30% of net profits. These fees may have a material adverse effect on the investment return of the Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administrative Services Agreement between the Trust and JPMorgan Chase Bank ("JPMCB"), an affiliate of JPMIM, JPMCB has agreed to provide all administrative services to the Fund that are not provided by the Fund's other service providers (including but not limited to coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents (other than JPMIM and Trail Ridge); preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations (excluding blue sky laws), arranging for the computation of performance data, including net asset value; responding to Shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties). For these services, the Fund pays JPMCB a monthly fee at the annual rate of 0.365% of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month). JPMCB's duties as administrator do not include the payment of blue sky filing fees, which will be paid directly by the Fund.

     JPMCB has entered into an agreement with BISYS Fund Services, L.P. (the "Sub-Administrator") to provide certain of the foregoing administrative services at JPMCB's expense. The Sub-Administrator's address is 3435 Stelzer Road, Columbus, Ohio 43219.

CUSTODIAN

     JPMorgan Chase Bank, an affiliate of JPMIM, 3 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian to the Fund and is responsible for holding the Fund's portfolio investments and cash.

TRANSFER AGENT

     DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105 serves as transfer agent to the Fund and provides certain services to the Fund, including, but not limited to, processing Share purchase orders and repurchase requests, establishing Shareholder accounts, issuing confirmations, and maintaining various Shareholder information services.

FUND EXPENSES

     The Fund will bear all the expenses of its own operations, including, but not limited to, investment, legal, audit, fund accounting, transfer agency, custody, registration and organizational expenses and blue sky filing fees, as well as transaction-related costs incurred directly by the Fund and its PRO RATA share of expenses of any entity in which the Fund invests (including fees paid to Money Managers by Investment Vehicles). These expenses may have a material adverse effect on the investment return of the Fund.

CONTROL PERSONS

     As of the date of the filing of this Registration Statement, neither the Fund nor the Trust had any outstanding securities and no person or entity controlled the Fund or the Trust on such date.

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust. According to the Declaration of Trust each investment portfolio may also have multiple classes of shares. Currently, the Fund is the Trust's only investment portfolio, and the Fund has only a single class of shares. Each Share represents an equal proportionate interest in the Fund with each other Share and is entitled to a proportionate interest in any dividends and distributions from the Fund. No Shares shall have any preemptive rights or conversion rights. Upon termination of the Fund, Shareholders will be entitled to share PRO RATA in the net assets of the Fund available for distribution to Shareholders.

     As noted above, the Fund's assets will consist primarily of investments in Investment Vehicles, and the value of the Fund's investment in those Investment Vehicles will vary from time to time based primarily on the values of the assets and liabilities of those Investment Vehicles. In many instances, the assets and liabilities of the Investment Vehicles may be difficult to value, because, among other reasons, of the absence of a ready trading market for the investments held in the portfolios of the Investment Vehicles. In determining the values of the Fund's investments in any particular Investment Vehicle, the Fund will rely on determinations furnished by the Money Manager of the Investment Vehicle, and such determinations may be subject to subsequent revision. For all purchases based on the net asset value of the Fund on the last business day of a particular month, the Fund expects to determine such net asset value by the second business day of the next calendar month. Because the Fund's determination of net asset value will be based on determinations from the Money Managers (which may be subject to subsequent revision), the Fund reserves the right to adjust the number of Shares issued to any particular Shareholder based on such determination after more accurate valuations become available.

          No Shareholder will have the right to require the Fund to redeem its Shares, although the Fund may from time to time repurchase Shares as of the last business day of a calendar quarter pursuant to written tenders by Shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date (i.e., any written tenders received by the Fund within 60 days or more than 90 days prior to a repurchase date, including all written tenders received in any calendar quarter in which a repurchase by the Fund did not occur, shall be null and void). Whether repurchases will be made during any given quarter will be determined by the Trustees in their sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Trustees will consider the recommendations of JPMIM. JPMIM expects that it will recommend to the Trustees that the Fund first offer to repurchase Shares from Shareholders on December 30, 2005. Thereafter, JPMIM expects that it will generally recommend to the Trustees that the Fund offer to repurchase Shares on the last business day of each calendar quarter. The Trustees will also consider the following factors, among others, in making a determination whether to repurchase Shares, and if so, in what quantity: (i) whether any Shareholders have requested to tender Shares or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences to the Fund of any proposed repurchases of Shares. Notwithstanding any of the foregoing in this paragraph, no Shareholder will be permitted to sell to the Fund, and the Fund will not repurchase, any Shares that as of the repurchase date have been outstanding for less than one year; provided, however, that a Shareholder shall be permitted to sell to the Fund, and the Fund may repurchase, any Shares that are issued in connection with a reinvestment of the Fund's dividends and/or capital gain distributions ("Dividend Reinvestment Shares") at such time that the Shares with respect to which such dividends and/or capital gain distributions were paid, and thereby such Dividend Reinvestment Shares were issued, are permitted to be repurchased by the Fund. Excluding transaction-based or other fees, if any, charged by a Shareholder's broker-dealer, the price a Shareholder will receive upon the Fund's repurchase of some or all of the Shareholder's Shares will be based on the net asset value of the Fund calculated as of the date designated by the Trustees for purchase of shares, regardless of when the Shareholder notifies the Fund of the Shareholder's desire to tender.

     As noted above, in determining the values of the Fund's investments in any particular Investment Vehicle, the Fund will rely on determinations furnished by the Money Manager of the Investment Vehicle, and such determinations may be subject to subsequent revision. Because the Fund's determination of net asset value will be based on determinations from the Money Managers (which may be subject to subsequent revision), the Fund expects to remit 95% of the initially-determined repurchase amount to the Shareholder upon repurchase and to pay the repurchase balance after more accurate valuations of the Shares become available, which could occur substantially later and will not occur prior to the annual audit of the Fund by its independent accountants for the period that includes the date for which the net asset value calculation is made. The remaining 5% will be held in escrow and deposited in a separate account whose balance will be swept into an overnight obligation of JPMCB or another bank pending the availability of more accurate valuations.

     In the event that the Fund does not at least twice during any 18-month period beginning after September 30, 2005 (measured on a calendar quarter basis) repurchase, as of the last business day of a calendar quarter, 100% of the Shares tendered in accordance with the Fund's policies and procedures (including providing written tenders within the appropriate time periods) relating to such repurchase on such business day, then, the Trust will begin the process of converting into an open-end management investment company, which (i) would require the affirmative vote or consent of at least seventy-five percent (75%) of each series and class of shares outstanding of the Trust and entitled to vote on the matter, unless a majority of the Trustees approve such conversion and related actions, and in the event of such approval by the Trustees, the 1940 Act shall govern whether and to what extent a vote or consent of Shares shall be required to approve such conversion, (ii) could require an appreciable period of time to complete, (iii) may involve significant transaction costs, and (iv) would require the Fund to make substantial changes in its investment program. Any affirmative vote or consent required in connection with this action shall be in addition to any vote or consent of the Shareholders that may otherwise be required by law. Before deciding whether to take any action to convert the

Trust to an open-end investment company, the Trustees would consider all relevant factors, including the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or the Shareholders and market conditions. Based on these considerations, the Trustees may determine that, in the interest of the Fund and the Shareholders, no action should be taken. In the event of any such conversion, the Fund will not be permitted to invest more than 15% of its net assets in illiquid securities (including securities of Investment Vehicles). As a result, were the Trust to convert into an open-end investment company, very substantial changes would be required in the investment program of the Fund.

     The Fund is a closed-end investment company, and therefore, as noted above, no Shareholder will have the right to require the Fund to redeem its Shares. Nevertheless, the Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares or equal to or in excess of a percentage of the aggregate number of outstanding shares of the Trust, in either case such percentage as is determined from time to time by the Trustees; or
(iii) to the extent that such Shareholder owns Shares having a value that is equal to or in excess of a percentage of the aggregate net asset value of the Trust determined from time to time by the Trustees.

VOTING RIGHTS AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees, the approval of an advisory contract with respect to the Fund, and the termination of the Trust and on other matters submitted to the vote of shareholders.

     Except as set forth in the following paragraph, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     The Declaration of Trust provides that any Trustee may be removed from office (a) by the Trustees at any time for "Cause" (as hereinafter defined) by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective, (b) by the Trustees upon a determination by a majority of the remaining Trustees that the Trustee has been incapacitated with illness or injury by written instrument signed by at least a majority of the remaining Trustees specifying the date on which such removal shall become effective or (c) by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of the Trust. "Cause" for these purposes shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two-thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings.

     The Declaration of Trust also provides that, subject to the voting powers of one or more classes or series of shares of the Trust as set forth in the Declaration of Trust or the By-Laws of the Trust, the Trust may be terminated at any time (i) by vote or consent of shareholders holding at least seventy-five percent (75%) of the shares entitled to vote or (ii) by vote or consent of a majority of the Trustees upon written notice to the shareholders. Any series or class of shares of the Trust may be terminated at any time by vote or consent of a majority of the Trustees upon written notice to the shareholders of such series or class. For the avoidance of any doubt and notwithstanding anything to the contrary in the Declaration of Trust, shareholders have no separate right to vote with respect to the termination of the Trust or a series or class of shares if the Trustees exercise their right to terminate the Trust or such series or class pursuant to the provisions in the Declaration of Trust.

     In general, the Declaration of Trust may be amended by an instrument in writing signed by a majority of the Trustees when authorized to do so by a vote of the shareholders of the Trust holding a majority of the shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Notwithstanding the foregoing, amendments having the purpose of (i) changing the name of the Trust, (ii) establishing, changing or eliminating the par value of any shares, (iii) supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, or (iv) adding, eliminating or modifying any provision based on any applicable change in any requirement under (a) any federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any federal or state agency, or the staff thereof, including without limitation, requirements set forth in the 1940 Act (and interpretations thereof) shall not require authorization by vote of any shareholders.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of assets of the Fund for all loss and expense of any Shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The foregoing provisions in this Item 10 are intended only as a summary and are qualified in their entirety by reference to the full text of the Declaration of Trust and the By-laws of the Trust, both of which are filed as exhibits to this Registration Statement.

TAXES

     The following U.S. federal income tax discussion is based on provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the "IRS") and other applicable authority as of the date of this Registration Statement. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of certain of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local or foreign taxes.

     The Fund will be treated as a corporation for federal income tax purposes. As noted above, the Fund intends to qualify as a regulated investment company eligible for special tax treatment under Subchapter M of the Code. If the Fund so qualifies, it will not be subject to federal income tax on income and gains distributed in a timely manner to its Shareholders. To qualify for the special treatment accorded regulated investment companies and their shareholders, the Fund must satisfy certain diversification and distribution requirements (as described above in "Risk Factors--Risks of the Fund Structure and Investment Program--Tax Liability and Borrowings"). The Fund intends to diversify its holdings so that at the end of each fiscal quarter, the Fund meets the diversification requirements. To satisfy the distribution requirements, the Fund intends to distribute with respect to each taxable year substantially all of its taxable net investment income, net tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. Income dividends and short-term capital gain distributions are taxable to a Shareholder (unless such Shareholder is not subject to tax on its income) as ordinary income. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the Shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Ordinary income distributions paid to a Shareholder that is not a U.S. person within the meaning of the Code will, in general, be subject to withholding of 30% of the gross distribution. Such distributions will be subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to such a Shareholder directly, would not be subject to withholding.

     Long-term capital gain distributions from the Fund are taxable to a Shareholder (unless such Shareholder is not subject to tax on its income) as long-term capital gains regardless of how long a Shareholder has owned Shares of the Fund. Distributions are taxable to a Shareholder of the Fund (unless such Shareholder is not subject to tax on its income) even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder). The Fund expects that, subject to a holding period requirement, certain designated dividends may be eligible for the dividends-received deduction for corporate Shareholders. Dividends and capital gain distributions will automatically be reinvested in additional Shares of the Fund on the record date thereof unless a Shareholder has elected to receive cash. Distributions are taxable as described above regardless of whether they are distributed in cash or additional Shares. An investment in the Fund may in some circumstances result in liability for federal alternative minimum tax for Shareholders.

     The Fund's transfer agent will send each Shareholder and the IRS, if required by federal tax law, an annual statement detailing federal tax information, including information about dividends and distributions paid to the Shareholder during the preceding year. This information will be based on information then available to the Fund, but could be revised based upon additional or revised information that subsequently becomes available to the Fund. If the Fund revises annual tax statements sent to its Shareholders, Shareholders may be required to amend their tax returns to reflect the revised information.

     The foregoing discussion summarizes certain U.S. federal income tax considerations for general information only. Before investing, prospective investors should consult their own tax advisers regarding the specific federal tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax law and proposed law changes.

SECURITIES OUTSTANDING

     The Fund has not completed its initial closing, and as of the date of this Registration Statement, it has no outstanding securities. The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of the Fund.

ITEM 11.

Not Applicable.

ITEM 12.  LEGAL PROCEEDINGS.

     None of the Trust, JPMIM, Trail Ridge nor J.P. Morgan Institutional Investments Inc., the Fund's placement agent, is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

ITEM 13.  TABLE OF CONTENTS OF PART B.

Item 14.  Cover Page                                                1
Item 15.  Table of Contents                                         1
Item 16.  General Information and History                           1

Item 17.  Investment Objective and Policies                         1
Item 18.  Management                                                1
Item 19.  Control Persons and Principal Holders of Securities      12
Item 20.  Investment Advisory and Other Services                   12
Item 21.  Brokerage Allocation and Other Practices                 13
Item 22.  Tax Status                                               13
Item 23.  Financial Statements                                     21

                                     PART B

ITEM 14. COVER PAGE

     The name of the registrant is UM Investment Trust II (the "Trust"). This Part B, dated November 29, 2004, is not a prospectus. The Trust does not have a prospectus because it is not registered under the Securities Act of 1933, as amended (the "1933 Act"). This Part B relates to Part A of this Registration Statement and should be read in conjunction therewith.

ITEM 15. TABLE OF CONTENTS.

Item 14.  Cover Page                                                1
Item 15.  Table of Contents                                         1
Item 16.  General Information and History                           1
Item 17.  Investment Objective and Policies                         1
Item 18.  Management                                                1
Item 19.  Control Persons and Principal Holders of Securities      12
Item 20.  Investment Advisory and Other Services                   12
Item 21.  Brokerage Allocation and Other Practices                 13
Item 22.  Tax Status                                               13
Item 23.  Financial Statements                                     21

ITEM 16.

Not Applicable.

ITEM 17.  INVESTMENT OBJECTIVE AND POLICIES.

     The investment objective and policies, including all fundamental policies, of the Trust are fully described under Item 8 of Part A of this Registration Statement. It is not possible to predict the Fund's portfolio turnover rate with certainty. The Fund's sub-adviser, Trail Ridge Capital LLC ("Trail Ridge"), has indicated that it expects the Fund's annual portfolio turnover rate to vary in the Fund's first fiscal year. The Fund's portfolio turnover rate in any year relates to the portfolio turnover rate of the Fund itself rather than that of any investment vehicle in which the Fund invests. The portfolio turnover rate of any such investment vehicle could be substantially higher than the portfolio turnover rate of the Fund itself. Higher levels of portfolio turnover may result in higher transaction costs and higher levels of taxable realized capital gains.

ITEM 18.  MANAGEMENT.

TRUSTEES

     The Trustees and officers of the Trust, their ages, addresses, principal occupations during the past five years, other directorships, and number of funds in the Fund Complex overseen are as follows. Each Trustee may be contacted care of the Trust at 522 Fifth Avenue, New York, New York 10036.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                            POSITION(S)   LENGTH OF                                    FUND
                               HELD      TIME SERVED    PRINCIPAL OCCUPATION(S)       COMPLEX       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      WITH TRUST       (1)        DURING PAST FIVE YEARS      OVERSEEN (2)      HELD BY TRUSTEE
----------------------      ----------   -----------   -------------------------   -------------   --------------------
INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*   Trustee      Since 2004    Retired. Chief Executive         70         None.
Age:  68                                               Officer of Chase Mutual
                                                       Funds (investment
                                                       company) (1989-1998);
                                                       President and Chief
                                                       Executive Officer of
                                                       Vista Capital Management
                                                       (investment management)
                                                       (1990-1998); Chief
                                                       Investment Executive of
                                                       Chase Manhattan Private
                                                       Bank (investment
                                                       management) (1990-1998).

NON-INTERESTED
TRUSTEES:

WILLIAM J. ARMSTRONG        Trustee      Since 2004    Retired. Vice-President &        70         None.
Age:  62                                               Treasurer of
                                                       Ingersoll-Rand Company
                                                       (manufacturer of
                                                       industrial equipment)
                                                       (1972-2000).

ROLAND R. EPPLEY, JR.       Trustee      Since 2004    Retired.                         70         Director of Janel
Age:  71                                                                                           Hydro, Inc.
                                                                                                   (1993-present).

DR. MATTHEW GOLDSTEIN       Trustee      Since 2004    Chancellor of the City           70         Trustee of Bronx-
Age:  62                                               University of New York,                     Lebanon Hospital
                                                       since September 1, 1999;                    Center
                                                       formerly President,                         (1992-present);
                                                       Adelphi University (New                     Director of New Plan
                                                       York) (1998-1999).                          Excel Realty Trust,
                                                                                                   Inc (real
                                                                                                   estate investment
                                                                                                   company)
                                                                                                   (2000-present);
                                                                                                   Director of Lincoln
                                                                                                   Center Institute
                                                                                                   for the Arts
                                                                                                   in Education
                                                                                                   (1999-present).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                            POSITION(S)   LENGTH OF                                     FUND
                               HELD      TIME SERVED    PRINCIPAL OCCUPATION(S)       COMPLEX       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      WITH TRUST       (1)        DURING PAST FIVE YEARS      OVERSEEN (2)      HELD BY TRUSTEE
----------------------      ----------   -----------   -------------------------   -------------   --------------------
ROBERT J. HIGGINS           Trustee      Since 2004    Retired.  Director of            70         Director of Providian
Age:  58                                               Administration of the                       Financial Corp.
                                                       State of Rhode Island                       (banking)
                                                       (2003-present); formerly                    (2002-present).
                                                       President - Consumer
                                                       Banking and Investment
                                                       Services,  Fleet Boston
                                                       Financial (1971-2002).

WILLIAM G. MORTON, JR.      Trustee      Since 2004    Retired.  Chairman               70         Director of Radio
Age:  66                                               Emeritus (2001-2002), and                   Shack Corporation
                                                       Chairman and Chief                          (electronics)
                                                       Executive Officer, Boston                   (1987-present);
                                                       Stock Exchange                              Director of The
                                                       (1985-2001).                                Griswold Company
                                                                                                   (securities
                                                                                                   brokerage)
                                                                                                   (2002-2004);
                                                                                                   Director of The
                                                                                                   National Football
                                                                                                   Foundation and
                                                                                                   College Hall of Fame
                                                                                                   (1994-present);
                                                                                                   Trustee of the
                                                                                                   Berklee College of
                                                                                                   Music
                                                                                                   (1998-present);
                                                                                                   Trustee of the
                                                                                                   Stratton Mountain
                                                                                                   School
                                                                                                   (2001-present).

FERGUS REID, III            Trustee      Since 2004    Chairman of Lumelite             70         Trustee of Morgan
Age:  71                    (Chairman)                 Corporation (plastics                       Stanley Funds (209
                                                       manufacturing)                              portfolios)
                                                       (2003-present); Chairman                    (1995-present).
                                                       and CEO of Lumelite
                                                       Corporation (1985-2002).

JAMES J. SCHONBACHLER       Trustee      Since 2004    Retired. Managing                70         None.
Age:  60                                               Director of Bankers Trust
                                                       Company (financial
                                                       services)
                                                       (1968-1998).

* As defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and referred to herein as an "Interested Person". Mr. Spalding is deemed to be an Interested Person of the Trust due to his ownership of stock of J.P. Morgan Chase & Co., which is the parent company of JPMIM.

(1) Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Board of Trustees serves includes 13 investment companies.

OFFICERS

     The Trust's executive officers (listed below), other than the officers who are employees of JPMIM or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

     The names and officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and their principal occupations are show below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

OFFICERS:

     NAME (YEAR OF BIRTH),
     POSITION(S) HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE TRUST (SINCE)                                           DURING PAST 5 YEARS
     ---------------------                                        ---------------------
George C.W. Gatch (1962),        Managing Director, JPMIM; CEO and President of the J.P. Morgan and One Group Funds.
President (2004)

Robert L. Young (1963),          Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)     Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                 President and Treasurer, One Group Administrative Services, Inc., and Vice President
                                 and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),      Vice President, JPMIM, Previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President (2003) and        Administration and Board Liason; and Vice President of Finance, Pierpoint Group, Inc.
Chief Administrative Officer
(2004)

Wayne H. Chan (1965),            Vice President and Assistant General Counsel, JPMIM, since September 2002; Prior to
Secretary (2004)                 joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firms of
                                 Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                 Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Avery P. Maher (1945);           Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President
Assistant Secretary (2004)       and Assistant Secretary of John Hancock Advisers, LLC from July 1992 through
                                 September 2004.

     NAME (YEAR OF BIRTH),
     POSITION(S) HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE TRUST (SINCE)                                           DURING PAST 5 YEARS
     ---------------------                                        ---------------------
Stephen M. Benham (1959);        Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Assistant Secretary (2004)       (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                 Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth Davin (1964);          From September, 2004 to present, Senior Counsel, JPMIM.  From July 1999 to
Assistant Secretary (2004)       August 2004, Ms. Davin was Assistant General Counsel and then Associate
                                 General Counsel and Vice President, Gartmore Global Investments, Inc.

Stephanie J. Dorsey (1969),      Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                 January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan
                                 Chase & Co.) from January 2003 to January 2004; Prior to joining Bank One
                                 Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September
                                 1992 through December 2002.

Jessica K. Ditullio (1962),      From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)       (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),          From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)       Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                 Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                 Banc One Investment Advisors Corporation.

Alaina Metz (1967), Assistant    From June 1995 to present, Vice President, BISYS Fund Services, Inc.
Secretary (2004)*

Martin R. Dean (1963),           Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Secretary (2004)*

Arthur A. Jensen (1966),         Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary (2004)*      formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                 Allstate Insurance Company.

Christopher D. Walsh (1965),     Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)       mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3C-7 funds, hedge funds and LLC products. Prior to joining
                                 JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Paul M. DeRusso (1954),          Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds
Assistant Treasurer (2004)       Administration Group.

Mary D. Squires (1955),          Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2004)       positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),      Vice President, JPMIM; Previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer         Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of senior
(2004)                           positions in Prudential Financial's asset and management business, including
                                 Associate General Counsel, Tax Director and Co-head of Fund Administration;
                                 Mr. Ungerman was also Assistant Treasurer of all mutual funds managed by Prudential.

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

STANDING COMMITTEES

The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The members of the Valuation Committee will be named by the Board at its next meeting. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee JPMIM's investment program. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. Because the Trust is newly organized, the Committees of its Board have not met.

EQUITY SECURITIES OWNED BY THE TRUSTEES

                                                   DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                   REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                      BY TRUSTEE IN FAMILY OF INVESTMENT
                           OWNERSHIP OF THE FUND       COMPANIES AS OF DECEMBER 31, 2003
                           ---------------------   ----------------------------------------
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           None                         Over $100,000

DISINTERESTED TRUSTEES
William J. Armstrong               None                         Over $100,000
Roland R. Eppley, Jr.              None                         Over $100,000
Dr. Matthew Goldstein              None                        $10,101-$50,000
Robert J. Higgins                  None                               0
William G. Morton, Jr.             None                               0
Fergus Reid, III                   None                           $1-$10,000
James J. Schonbachler              None                        $50,101-$100,000

As of December 31, 2003, none of the Disinterested Trustees owned beneficially or of record any securities in JPMIM, Trail Ridge or J.P. Morgan Institutional Investments Inc. or in any person directly or indirectly controlling, controlled by or under common control with such entities.

APPROVAL OF THE AGREEMENTS WITH JPMIM AND TRAIL RIDGE

     In determining to approve the Fund's management agreement with JPMIM (the "Management Agreement") and sub-advisory agreement with Trail Ridge (the "Sub-Advisory Agreement"), the Trustees considered information provided by JPMIM and Trail Ridge (collectively, the "Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources of the Advisers were appropriate to fulfill effectively each Adviser's duties under their respective agreements. The Trustees also considered the business reputation of each Adviser and its financial resources.

     In connection with the Sub-Advisory Agreement, the Trustees considered Trail Ridge's in-house research capabilities and process as well as other resources available to its personnel. The Trustees concluded that Trail Ridge's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

     In reaching that conclusion, the Trustees considered the nature, quality and scope of the operations and services to be provided by each Adviser to the Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Trustees also examined the benefits to each Adviser and its affiliates of their relationship with the Fund. Specifically, the Trustees analyzed the benefits expected to be accrued to each Adviser and its affiliates as a result of the fact that affiliates of JPMIM act as custodian and administrator for the Fund, and receive fees from the Fund for acting in such capacities. The Trustees also analyzed the information provided by the Adviser regarding the expected profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its revenues and those of its affiliates from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Trustees compared estimated overall expense ratios (both pre- and post-expense reimbursement by JPMIM or its affiliates) for the Fund relative to its peer group. The Trustees also considered the performance of other funds managed by the Adviser and the intention of the Adviser with regard to management of the Fund, including the commitment of each Adviser to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of either Adviser to provide such services and its ability to retain and attract qualified personnel to manage the Fund.

     The Trustees also received information concerning the procedures by which Trail Ridge allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

     The Trustees reviewed the performance record of Trail Ridge over various periods. The Trustees concluded that the expected scope and quality of each Adviser's services was sufficient to merit approval of each agreement.

     In reaching its decision to approve the investment advisory contracts, the Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Trustees of the Fund concluded that the Advisory Agreements enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Fund and its shareholders.

COMPENSATION OF TRUSTEES

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex. The following table sets forth information covering the total estimated compensation payable by the Trust during its fiscal year ended December 31, 2004 to the persons who serve, and who are expected to continue serving, as Trustees of the Trust during such period:*

                                                    TOTAL COMPENSATION
                           AGGREGATE COMPENSATION   FROM FUND COMPLEX
NAME OF TRUSTEE            FROM TRUST               (INCLUDING THE TRUST)**
------------------------   ----------------------   --------------------
Leonard M. Spalding, Jr.   $ 25                     $ 160,000
William J. Armstrong       $ 25                     $ 160,000
Roland R. Eppley, Jr.      $ 19                     $ 120,000
Dr. Matthew Goldstein      $ 19                     $ 120,000
Robert J. Higgins          $ 19                     $ 120,000
William G. Morton, Jr.     $ 19                     $ 120,000
Fergus Reid, III           $ 38                     $ 250,000
James J. Schonbachler      $ 19                     $ 120,000

* Because the Trust has not completed a full year since its organization, figures in the table are based on estimates for the fiscal year ending on December 31, 2004.

** The Fund Complex consists of the Trust and eleven other registered investment companies with a total of 69 separate investment portfolios within the JPMorgan Fund Complex.

CODES OF ETHICS

     The Trust, JPMIM, Trail Ridge and J.P. Morgan Institutional Investments Inc., the Fund's placement agent, have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund or the investment vehicles in which the Fund invests (the "Investment Vehicles"). Each of these Codes of Ethics may be reviewed and copied at the Public Reference Room of the Commission in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. These Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES

     The Board of Trustees of the Fund has delegated to the Fund's investment adviser, JPMIM, proxy voting authority with respect to the Fund's portfolio securities. Most of the securities in which the Fund invests, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines.

     JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     JPMIM votes proposals to classify a Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor. JPMIM votes against proposals for a super-majority vote to approve a merger. JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis. JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

  - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

  - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

  - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

  - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

  - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

  - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

  - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

  - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

  - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

  - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

In accordance with regulations of the Securities and Exchange Commission, the Fund's proxy voting records for the twelve-month period ended June 30, 2005 will be filed with the Securities and Exchange Commission no later than August 31, 2005. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period will be available without charge, upon request, by calling toll-free, (888) 202-3981.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

     As of November 15, 2004, there were no outstanding shares ("Shares") of the Fund, and therefore no one could be deemed to control the Fund as of such date. The Trust has not yet completed the initial closing for subscriptions for Shares and does not expect to complete such initial closing until November 30, 2004 or later, if at all.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES.

     As noted in Part A of this Registration Statement, JPMIM is the investment adviser of the Fund and as such, has responsibility for the management of the Fund's affairs, under the supervision of the Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Trail Ridge, under the general oversight of JPMIM and the Board of Trustees.

     JPMIM is a corporation organized under the laws of Delaware. JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan Chase"), a publicly traded global financial services corporation.

     Trail Ridge is a limited liability company organized under the laws of Delaware. Stephen E. Henderlite owns beneficially more than 25% of the voting securities of Trail Ridge and therefore may be deemed to control Trail Ridge for purposes of the 1940 Act.

     Pursuant to the Management Agreement, JPMIM is entitled to a management fee, payable monthly, at the annual rate of 1.10% of average monthly net assets of the Fund (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) or such lower amount as JPMIM may from time to time agree to receive. A full description of the Management Agreement, including a description of the services provided and the method of computing the fees thereunder, is set forth under Item 9 of Part A of this Registration Statement.

     Pursuant to the Sub-Advisory Agreement, Trail Ridge is entitled to a sub-advisory fee, payable monthly at the annual rate of 0.75% of the average monthly net assets of the Fund (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month). Such fee is payable monthly in arrears or at such other intervals, not less frequently than quarterly, as JPMIM is paid pursuant to the Management Agreement. A full description of the Sub-Advisory Agreement, including a description of the services provided and the method of computing the fees thereunder, is set forth under Item 9 of Part A of this Registration Statement.

FUND ACCOUNTANT

     Pursuant to a Custody Agreement between the Trust, on behalf of the Fund, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, a bank and an affiliate of JPMIM, (the "Fund Accountant"), the Fund Accountant has agreed to provide certain accounting services to the Fund. The Fund Accountant maintains records of purchases and sales of securities by the Trust and other account records. In addition, the Fund Accountant performs regular net asset value calculations, performance calculations and other services in connection with the valuation of the Trust's assets, including the preparation of periodic transactions and other reports.

CUSTODIAN

     JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, is the custodian for the Fund. The custodian is responsible for holding the Fund's portfolio investments and cash.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust's Independent Registered Accounting Firm is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

     As noted in Part A of this Registration Statement, the Fund intends to invest principally in partnerships and other investment vehicles advised by investment management firms selected by Trail Ridge. In the ordinary course, therefore, the Fund does not expect to use brokers to effect transactions in relation to such investments. With respect to any other investments by the Fund, JPMIM and Trail Ridge will always seek best price and execution.

ITEM 22. TAX STATUS.

     The following U.S. federal income tax discussion is based on provisions of the Code, existing Treasury regulations, rulings published by the IRS and other applicable authority as of the date of this Part B. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors, and therefore investors should consult with their own tax advisers about the tax consequences of an investment in the Fund in light of each investor's particular tax situation. In addition, income earned through an investment in the Fund may be subject to state, local, or foreign taxes.

TAXATION OF THE FUND

     The Fund intends to qualify each year for treatment as a regulated investment company under the provisions of Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Diversification Test"); and

     (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year (the "Distribution Test").

     If the Fund qualifies as a regulated investment company under the Code, the Fund will not pay any federal income tax on the income and gains it distributes in a timely manner to its shareholders ("Shareholders"). As described in Part A of this Registration Statement, the Fund may, to the extent necessary, purchase U.S. Government securities prior to the end of each fiscal quarter in an amount such that the Fund's total assets will meet the Diversification Test, and then sell such U.S. Government securities shortly following the end of each such fiscal quarter.

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment under the Code in any taxable year (for example, by failing to satisfy either the Distribution Test or the Diversification Test), the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In that event, provided holding period and other requirements are met, portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of Shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its Shareholders all or substantially all of its investment company taxable income (as that term is defined in the Code) and net capital gain. The Fund may retain its net capital gain for investment. If the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder's gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to Shareholders in January of a year generally will be treated as paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally, but may not always be able, to make distributions sufficient to avoid imposition of the 4% excise tax. The Fund may not be able to avoid the excise tax if one or more of the Money Managers fails to provide timely information to the Fund to determine the amount of distributions necessary to avoid the excise tax. Further, the IRS has publicly ruled that notwithstanding the general rule that the taxable income of a partner in a partnership is based on the partner's distributive share of partnership items of income, gain, loss, and deduction for any partnership taxable year that ends within or with the partner's taxable year, a regulated investment company that is a partner in a partnership must generally determine its required distribution under the excise tax provisions of the Code by taking into account its share of partnership items at the time it would have taken them into account if it directly held the partnership assets underlying the share. As a result, if the Fund's taxable year is different than the taxable year of one or more of the Investment Vehicles in which it invests, the Fund may be treated as having income that must be distributed to avoid the excise tax, but may not be treated as having enough income to make distributions in the amount necessary to avoid incurring the excise tax.

FUND DISTRIBUTIONS

     Distributions from the Fund generally will be taxable to Shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held for more than one year by the Fund over net losses from the sale of capital assets held for not more than one year by the Fund) properly designated as capital gain dividends will be taxable to Shareholders as such, regardless of how long a Shareholder has held the Shares. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008. Distributions by the Fund to a Shareholder who qualifies for tax-exempt status under federal income tax rules will not be taxable. Special tax rules apply to investments by such a Shareholder. Such a Shareholder should consult its tax adviser to determine the suitability of an investment in the Fund and the tax treatment of distributions from the Fund.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met both by the Fund and the holder, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the Shareholder meets these same holding period and other requirements. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income, although the percentage (if any) of distributions so derived may vary from time to time. Dividend and capital gains distributions will be taxable as described above whether received in cash or reinvested in additional Shares. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. A Shareholder whose distributions are reinvested in Shares will be treated as having received a dividend equal to the fair market value of the new Shares issued to the Shareholder, or the amount of cash allocated to the Shareholder for the purchase of Shares on its behalf.

     Detailed federal tax information reporting, including the amount and nature of ordinary income distributions and distributions of net capital gains, will be furnished to each Shareholder, if required by federal tax law, for each calendar year on or before January 31 of the succeeding year.

     An investment in the Fund may in some circumstances result in liability for federal alternative minimum tax for Shareholders.

RETURN OF CAPITAL DISTRIBUTIONS

     If the Fund makes a distribution to a Shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Shareholder's tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of his or her Shares.

     Dividends and distributions on the Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a Shareholder even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus included in the price paid by the Shareholders).

TREATMENT OF CERTAIN EXPENSES

     If the Fund has fewer than 500 Shareholders of record at any time during a calendar year, for federal income tax purposes, individuals and certain trusts or estates that hold Shares in the

Fund (directly or through a partnership, S corporation or grantor trust) will be treated as receiving an additional dividend equal to their share of certain Fund expenses that are treated as "miscellaneous itemized deductions" for federal income tax purposes (including, for example, custodian fees) and as having paid such expenses themselves. For this purpose, such expenses generally would equal the excess of the total expenses deductible for purposes of determining the Fund's investment company taxable income over the sum of expenses relating to the organization and administration of the Fund and the Fund's net operating loss (determined without regard to the dividends-paid deduction and net capital gains), if any. Because investors treated as receiving any additional dividend and as having paid such expenses may deduct such expenses in a taxable year only to the extent that their respective aggregate miscellaneous itemized deductions for the year exceed 2% of their respective adjusted gross income for the year and are otherwise allowable, all or a portion of the above expenses may not be deductible for certain investors in certain taxable years.

SALE OR REPURCHASE OF SHARES

     The sale, exchange or repurchase of Shares may give rise to a gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less but not disallowed as provided in the following sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the Shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss. In addition, the ability to deduct capital losses may be subject to other limitations.

     From time to time the Fund may offer to repurchase Shares. A tendering Shareholder who tenders all Shares held, or considered under certain attribution rules of the Code to be held, by such Shareholder, and when Shares are then repurchased by the Fund, will be treated as having sold its Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a remote risk that non-tendering Shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Shares held by a Shareholder and such Shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of its investments to meet such tenders of Shares, the Fund will be required to make additional distributions to its Shareholders.

HEDGING TRANSACTIONS

     If the Investment Vehicles engage in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, the Fund will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the securities that the Fund holds through an Investment Vehicle, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of the Fund's hedging activities (e.g., through an Investment Vehicle) are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds the sum of its net tax-exempt and taxable income, the distribution (if any) of such excess generally will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT

     Investments by the Fund or any Investment Vehicle in which it invests in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may make such distributions from its cash assets, by entering into a line of credit or by liquidating its investments. The Fund may realize gains or losses from such liquidations. To the extent that the Fund realizes net capital gains from such transactions, its Shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

FOREIGN CURRENCY TRANSACTIONS

     Transactions by any Investment Vehicle in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Investments by the Fund through an Investment Vehicle in, or in an Investment Vehicle that is, a "passive foreign investment company" (a "PFIC") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC (directly or through the Investment Vehicle), which tax cannot be eliminated by making distributions to Shareholders. If the Fund invests directly in a PFIC or through an Investment Vehicle that is not a U.S. person within the meaning of the Code, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. If the Fund invests in a PFIC through an Investment Vehicle that is a U.S. person within the meaning of the Code, only the Investment Vehicle may make a QEF election and therefore, qualified electing fund treatment of the PFIC will be determined by whether the Investment Vehicle makes the QEF election. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

     Certain non-U.S. investments of Investment Vehicles, including investments in so-called "controlled foreign corporations," foreign personal holding companies" and "personal holding companies" may cause the Fund to recognize ordinary income that otherwise would have been treated as capital gain, or accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. The Fund may, to the extent possible, liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

NON-U.S. SHAREHOLDERS

     Under U.S. federal tax law, dividends other than capital gains dividends paid on Shares beneficially held by a person who is not a U.S. person within the meaning of the Code (i.e., a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of Shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such Shares or on capital gain dividends unless (i) the Shares in question are effectively connected with a trade or business in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     If a Shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only such income or gain is also attributable to a permanent establishment maintained by the Shareholder in the United States.

     A beneficial holder of Shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

BACKUP WITHHOLDING

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of Share sales, repurchases or redemptions made by, any individual Shareholder that fails to properly furnish the Fund with a correct taxpayer identification number (TIN), that has under-reported dividend or interest income, or that fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     In order for a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

RECENT TAX SHELTER REPORTING REGULATIONS

          Under recently promulgated Treasury regulations, if a shareholder recognized a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of the individual circumstances.

ITEM 23.

Not applicable.

                           PART C - OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

        1.  Financial Statements

            Not applicable.

        2.  Exhibits:

            (a) Amended and Restated Agreement and Declaration of Trust of UM Investment Trust II (the "Trust") - filed herewith.

            (b) Second Amended and Restated By-Laws of the Trust - filed herewith.

            (c)      None.

            (d) See Articles III, V, VI and IX in the Trust's Amended and Restated Agreement and Declaration of Trust (Exhibit 2(a) hereto) and Article 11 in the Trust's Second Amended and Restated By-Laws (Exhibit 2(b) hereto).

            (e)      None.

            (f)      None.

            (g)(i) Management Agreement between the Trust, on behalf of its Undiscovered Managers Spinnaker Fund (the "Fund"), and J.P. Morgan Investment Management Inc. ("JPMIM") - filed herewith.

            (g)(ii) Sub-Advisory Agreement between JPMIM and Trail Ridge Capital LLC ("Trail Ridge") - filed herewith.

            (h)      Not required.

            (i)      None.

            (j) Custody Agreement between the Trust and JPMorgan Chase Bank - filed herewith.

            (k)(i) Transfer Agency Agreement between the Trust and DST Systems, Inc. - filed herewith.

            (k)(ii)  Administration Agreement between the Trust and JPMorgan

                     Chase Bank - filed herewith.

            (l)      Not required.

            (m)      Not applicable.

            (n)      Not required.

            (o)      Not required.

            (p)      None.

            (q)      None.

            (r)(i)   Code of Ethics of the Trust - filed herewith.

            (r)(ii)  Code of Ethics of JPMIM - filed herewith.

            (r)(iii) Code of Ethics of Trail Ridge - filed herewith.

            (r)(iv)  Code of Ethics of JPMorgan Institutional
                     Investments Inc. - filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

None.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not applicable.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST

The Board of Trustees of the Trust is substantially identical to the Board of Trustees of certain other funds advised by JPMIM. In addition, the officers of these funds are substantially identical. Nonetheless, the Trust takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

As of the date of this Registration Statement, there are no outstanding securities of the Trust.

ITEM 29. INDEMNIFICATION

Article VIII of the Trust's Amended and Restated Agreement and Declaration of Trust (Exhibit 2(a) hereto) and Article 4 of the Trust's Second Amended and Restated By-Laws (Exhibit 2(b) hereto) provide for indemnification of the Trust's Trustees and officers. The effect of these provisions is to provide indemnification for each of the Trust's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Trust, and except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Under the Private Placement Agent Agreement between the Trust and its placement agent, the Trust has agreed to indemnify, defend and hold such placement agent and any person who controls the placement agent within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 ("Indemnitees") free and harmless from and against any and all losses, liabilities, claims, damages, and expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) ("Losses", and individually, a "Loss") to which any Indemnitee may become, under the Securities Act of 1933, the Securities Exchange Act of 1934 or any other law or statute in any jurisdiction, insofar as such Losses (or actions in respect of such Losses) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in that certain Confidential Private Placement Memorandum issued by the Fund or the subscription documentation as such documents may be amended from time to time, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Fund will not be liable to any Indemnitee in any case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund by or through the placement agent expressly for the use therein; and further provided that the indemnity will not protect any Indemnitee from or against any liability to which it would otherwise be entitled by reason of its own willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Private Placement Agreement.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) JPMIM is the investment adviser to the Fund, and its business is summarized in Item 9 of Part A and Item 18 of Part B of this Registration Statement. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011).

(b) Trail Ridge is the sub-adviser to the Fund, and its business is also summarized in Item 9 of Part A and Item 18 of Part B of this Registration Statement. Trail Ridge's principals and executive officers have been engaged during the past two fiscal years in the following businesses, professions, vocations or employments of a substantial nature (former affiliations are marked with an asterisk):

NAME AND OFFICE WITH        NAME AND ADDRESS OF
TRAIL RIDGE                 OTHER AFFILIATIONS             NATURE OF CONNECTION
--------------------------------------------------------------------------------
Brian P. Cunningham,        TCD Holdings, Inc.             CEO
Principal                   8301 E. Prentice Ave.
                            Greenwood Village, CO
                            80111

                            Innovest Portfolio Solutions   Director
                            LLC
                            8301 E. Prentice Ave.
                            Greenwood Village, CO
                            80111

Stephen Henderlite,         None
Principal

Joel Schiffman, Principal   Salomon Smith Barney           Employee*
                            370 17th St.
                            Denver, CO 80202

Meredith Wilson, Chief      Salomon Smith Barney           Employee*
Operating Officer           370 17th St.
                            Denver, CO 80202

Edward Kohler, Manager      EJ Kohler & Assoc.             Officer
                            14815 Richards Dr. West
                            Minnetonka, MN 55345

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Trust's Secretary, Wayne H. Chan, the Trust's investment adviser, JPMIM; the Trust's administrator and fund accountant, and the Fund's custodian, JPMorgan Chase Bank; the Trust's placement agent, J.P. Morgan Institutional Investments Inc.; the Trust's transfer agent, DST Systems, Inc.; and the Trust's sub-administrator, BISYS Fund Services, L.P. The address of the Secretary, JPMIM, and the placement agent is 522 Fifth Avenue, New York, New York 10036; the address of JPMorgan Chase Bank is 3 Chase MetroTech Center, Brooklyn, New York 11245; the address of the transfer agent is 210 West 10th Street, Kansas City, Missouri 64105; and the address of the sub-administrator is 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 32. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A and B of this Registration Statement.

ITEM 33. UNDERTAKINGS

Not required.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of the Trust establishing UM Investment Trust II is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of November, 2004.

                                   UM INVESTMENT TRUST II

                                   By: /s/ George C.W. Gatch
                                      -------------------------
                                      George C.W. Gatch
                                      President

Exhibit Index

EXHIBIT NO.     DESCRIPTION
2(a)            Amended and Restated Agreement and Declaration of Trust of UM
                Investment Trust II(the "Trust").

2(b)            Second Amended and Restated By-Laws of the Trust.

2(g)(i) Management Agreement between the Trust, on behalf of its Undiscovered Managers Spinnaker Fund (the "Fund"), and J.P.
                Morgan Investment Management Inc. ("JPMIM").

2(g)(ii)        Sub-Advisory Agreement between JPMIM and Trail Ridge Capital
                ("Trail Ridge").

2(j)            Form of Custody Agreement between the Trust and JPMorgan
                Chase Bank.

2(k)(i)         Form of Transfer Agency Agreement between the Trust and DST
                Systems, Inc.

2(k)(ii)        Administration Agreement between the Trust and JPMorgan Chase
                Bank.

2(r)(i)         Code of Ethics of the Trust.

2(r)(ii)        Code of Ethics of JPMIM.

2(r)(iii)       Code of Ethics of Trail Ridge.

2(r)(iv)        Code of Ethics of JPMorgan Institutional Investments Inc.